             ------------------------------------------------------------

                               METRIS RECEIVABLES, INC.

                                      Transferor

               DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

                                       Servicer

                                         and

                           THE BANK OF NEW YORK (DELAWARE)

                                       Trustee

                    on behalf of the Series 1998-1 Securityholders


                               SERIES 1998-1 SUPPLEMENT

                              Dated as of July 30, 1998

                                          to

                                 AMENDED AND RESTATED

                           POOLING AND SERVICING AGREEMENT

                              Dated as of July 30, 1998

                         ------------------------------------

                                 METRIS MASTER TRUST

                                Variable Funding Trust
                           Security, Series 1998-1, Class A

                     $56,376,000 Floating Rate Asset Backed Trust
                          Securities, Series 1998-1, Class B

                        $96,645,000 Floating Rate Asset Backed
                   Collateralized Trust Obligations, Series 1998-1

                              0% Variable Funding Trust
                          Securities, Series 1998-1, Class D

             ------------------------------------------------------------


                                  TABLE OF CONTENTS


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
                                                                            PAGE
                                                                            ----
SECTION 1.     Designation . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 2.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 3.     Reassignment Terms. . . . . . . . . . . . . . . . . . . . . . .33

SECTION 3A.    Conveyance of Interest in Interest
               Rate Cap; Cap Proceeds Account. . . . . . . . . . . . . . . . .34

SECTION 4.     Delivery and Payment for the Series
               1998-1 Securities . . . . . . . . . . . . . . . . . . . . . . .38


SECTION 5.     Form of Delivery of Series 1998-1 Securities. . . . . . . . . .38

SECTION 6.     Article IV of Agreement . . . . . . . . . . . . . . . . . . . .42

       ARTICLE IV   RIGHTS OF SECURITYHOLDERS
                    AND ALLOCATION AND APPLICATION
                    OF COLLECTIONS . . . . . . . . . . . . . . . . . . . . . .42

          SECTION 4.4    Rights of Securityholders . . . . . . . . . . . . . .42

          SECTION 4.5    Collections and Allocation; Payments on
                         Exchangeable Transferor Security. . . . . . . . . . .43

          SECTION 4.6    Determination of Interest
                         for the Series 1998-1
                         Securities. . . . . . . . . . . . . . . . . . . . . .44

          SECTION 4.6A   Determination of the
                         Class A Interest
                         Adjustment. . . . . . . . . . . . . . . . . . . . . .46

          SECTION 4.7    Determination of Principal Amounts. . . . . . . . . .47

          SECTION 4.8    Shared Principal
                         Collections . . . . . . . . . . . . . . . . . . . . .50

          SECTION 4.9    Application of Funds. . . . . . . . . . . . . . . . .51

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                                                                            ----
          SECTION 4.10   Coverage of Required Amount
                         for the Series 1998-1
                         Securities. . . . . . . . . . . . . . . . . . . . . .67

          SECTION 4.11   Payment of Interest with respect to Securities. . . .68

          SECTION 4.12   Payment of Security
                         Principal . . . . . . . . . . . . . . . . . . . . . .69

          SECTION 4.13   Series Charge-Offs. . . . . . . . . . . . . . . . . .70

          SECTION 4.14   Redirected Principal
                         Collections for the Series
                         1998-1 Securities . . . . . . . . . . . . . . . . . .71

          SECTION 4.15   Determination of LIBOR. . . . . . . . . . . . . . . .72

          SECTION 4.16   Payment Reserve Account . . . . . . . . . . . . . . .73

          SECTION 4.17   CTO Reserve Account . . . . . . . . . . . . . . . . .74

          SECTION 4.18   CTO Defaults and Remedies . . . . . . . . . . . . . .76

SECTION 7.     Article V of the Agreement. . . . . . . . . . . . . . . . . . .77

        ARTICLE V   DISTRIBUTIONS AND REPORTS TO
                    INVESTOR SECURITYHOLDERS . . . . . . . . . . . . . . . . .77

          SECTION 5.1    Distributions . . . . . . . . . . . . . . . . . . . .77

          SECTION 5.2    Securityholders' Statement. . . . . . . . . . . . . .79

SECTION 7A.    Article VI of the Agreement . . . . . . . . . . . . . . . . . .81

        ARTICLE VI  THE SECURITIES . . . . . . . . . . . . . . . . . . . . . .81

          SECTION 6.15   Additional Class A
                         Invested Amounts. . . . . . . . . . . . . . . . . . .81

          SECTION 6.16   Additional Class D
                         Invested Amounts. . . . . . . . . . . . . . . . . . .83

          SECTION 6.17   Extension . . . . . . . . . . . . . . . . . . . . . .83

SECTION 8.     Series 1998-1 Pay Out Events. . . . . . . . . . . . . . . . . .86

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                                                                            ----
SECTION 8A.    Class A Pay Down Period . . . . . . . . . . . . . . . . . . . .88

SECTION 9.     Series 1998-1 Termination . . . . . . . . . . . . . . . . . . .88

SECTION 9A.    Class A Pre-Payment . . . . . . . . . . . . . . . . . . . . . .89

SECTION 10.    Legends; Transfer and Exchange; Restrictions on Transfer of
               Series 1998-1 Securities; Tax Treatment . . . . . . . . . . . .89

SECTION 11.    Ratification of Agreement . . . . . . . . . . . . . . . . . . .97

SECTION 12.    Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . .98

SECTION 13.    GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . .98

SECTION 14.    Instructions in Writing . . . . . . . . . . . . . . . . . . . .98

SECTION 15.    Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . .98

SECTION 16.    Increased Costs . . . . . . . . . . . . . . . . . . . . . . . .99

SECTION 17.    Replacement of Certain Investor Securityholders . . . . . . . 101

SECTION 18.    MRI Note. . . . . . . . . . . . . . . . . . . . . . . . . . . 102

                                       EXHIBITS


EXHIBIT A-1         Form of Variable Funding Security

EXHIBIT A-2         Form of Class B Investor Security

EXHIBIT A-3         Form of CTO Investor Security

EXHIBIT A-4         Form of Class D Investor Security

EXHIBIT B           [RESERVED]

EXHIBIT C           Form of Monthly Securityholders'
                    Statement

EXHIBIT D           Form of 144A Exchange Notice and
                    Certification

EXHIBIT E           Form of Extension Notice

EXHIBIT F           Form of Investor Securityholder Election
                    Notice

EXHIBIT G           Form of Clearing System Certificate

EXHIBIT H           Form of Member Organization Certificate

EXHIBIT I           Form of Regulation S Transfer Certificate

EXHIBIT J           Form of Rule 144A Transfer Certificate

          SERIES 1998-1 SUPPLEMENT, dated as of July 30, 1998 (this "SERIES SUPPLEMENT") by and among METRIS RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "TRANSFEROR"), DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking organization organized under the laws of the United States, as Servicer (the "SERVICER"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "TRUSTEE"), under the Amended and Restated Pooling and Servicing Agreement dated as of July 30, 1998 as amended, supplemented or otherwise modified from time to time (the "AGREEMENT") among the Transferor, the Servicer and the Trustee.

          Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Securities.

          Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Securities and shall specify the Principal Terms thereof.

          SECTION 1. DESIGNATION. There is hereby created a Series of Investor Securities to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "SERIES 1998-1 SECURITIES." The Series 1998-1 Securities shall be issued in four Classes, which shall be designated generally as the Variable Funding Trust Security, Series 1998-1, Class A (the "CLASS A SECURITY"), the Floating Rate Asset Backed Trust Securities, Series 1998-1, Class B (the "CLASS B SECURITIES"), the Floating Rate Collateralized Trust Obligations, Series 1998-1 (the "Collateralized Trust Obligations") and the Variable Funding Trust Security, Series 1998-1, Class D (the "CLASS D SECURITY").

          SECTION 2. DEFINITIONS. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1998-1 Securities. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein.
All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1998-1 Securities and no other Series of Securities issued by the Trust.

          "ADDITIONAL CLASS A INVESTED AMOUNTS" shall have the meaning specified in Section 6.15 of the Agreement.

          "ADDITIONAL CLASS D INVESTED AMOUNTS" shall have the meaning specified in Section 6.16 of the Agreement.

          "ADDITIONAL INTEREST" shall mean, at any time of determination, the sum of Class B Additional Interest and CTO Additional Interest.

          "ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Invested Amount MINUS the Defeasance Account Balance on such date of determination.

          "ADJUSTED PORTFOLIO YIELD" shall mean for the Series 1998-1 Securities, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1998-1 Finance Charge Collections (without giving effect to any portion thereof representing amounts withdrawn from the Payment Reserve Account) for such Monthly Period, MINUS the aggregate Series Default Amount for such Monthly Period and the Series 1998-1 Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount.

          "ADMINISTRATION AGREEMENT" shall mean the Administration Agreement, dated as of July 30, 1998 between the Metris Owner Trust and Metris Companies Inc., as the same may from time to time be amended, restated, modified and in effect.

          "ADMINISTRATOR" shall mean Metris Companies Inc. as administrator under the Administration Agreement.

          "AGGREGATE ABC PRINCIPAL AMOUNT" shall mean with respect to any date of determination an amount equal to the sum of the Class A Outstanding Principal Amount, the Class B Invested Amount and the CTO Invested Amount, each as of such date of determination.

          "AGGREGATE INTEREST RATE CAPS NOTIONAL AMOUNT" shall mean with respect to any date of determination an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Cap Agreements, Replacement Interest Rate Caps and Qualified Substitute Arrangements, each as of such date of determination.

          "AMORTIZATION PERIOD" shall mean the period beginning on the day following the last day of the Revolving Period and ending on the Series 1998-1 Termination Date.

          "AMORTIZATION PERIOD COMMENCEMENT DATE" shall mean (i) the earlier of the first day of the August 2001 Monthly Period and the Pay Out Commencement Date or (ii) if there is any Extension, the earlier of the date specified as such in the most recent Extension Notice and the Pay Out Commencement Date.

          "AVAILABLE SERIES 1998-1 FINANCE CHARGE COLLECTIONS" shall have the meaning specified in subsection 4.9(a) of the Agreement.

          "BASE RATE" shall mean, as of any Business Day, the sum of (i) the average of (A) the Class A Interest Rate, (B) the Class B Interest Rate and (C) the CTO Interest Rate, each of (A), (B) and (C) weighted by the unpaid principal amount of each respective Class of Securities as of such Business Day, plus (ii) the product of 2% per annum and the percentage equivalent of a fraction the numerator of which is the sum of the Adjusted Invested Amount and the denominator of which is the Invested Amount.

          "CAP AGREEMENTS" shall mean the interest rate cap agreements, between the Transferor, the Trustee and a Cap Provider, as amended from time to time, with respect to the Class A Interest Rate, Class B Interest Rate and CTO Interest Rate, respectively, and any additional interest rate protection agreement or agreements, entered into between the Transferor, the Trustee and a Cap Provider, as the same may from time to time be amended, restated, modified and in effect.

          "CAP PROCEEDS ACCOUNT" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

          "CAP PROVIDER" shall mean (a)(i) a third party cap provider having a senior unsecured debt rating of at least "AA" by Standard & Poor's and "Aa2" by Moody's and (ii) a third party cap provider or its corporate parent having a short term rating from Standard & Poor's of A-1 or (b) a third party cap provider or its corporate parent having a rating acceptable to the Rating Agency.

          "CAP RECEIPT AMOUNT" shall mean, with respect to any Business Day the amount on deposit in the Cap Proceeds Account.

          "CAP SETTLEMENT DATE" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

          "CARRYOVER CLASS B INTEREST" shall mean (a) any Class B Interest due but not paid on any previous Distribution Date PLUS (b) any Class B Additional Interest.

          "CARRYOVER CTO INTEREST" shall mean (a) any CTO Interest due but not paid on any previous Distribution Date PLUS (b) any CTO Additional Interest.

          "CLASS A ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount minus the Defeasance Account Balance on such date of determination.

          "CLASS A COSTS" shall mean with respect to any Business Day, (i) the Series 1998-1 Allocation Percentage of the sum of (x) the Liquidity Bank Increased Costs (as defined in the Collateral Trust Agreement), and (y) any amounts described in subsection 5.3(a)(ii)(I)(a) of the Collateral Trust Agreement, in each case to the extent such amount is due and payable and has not previously been paid, and (ii) (a) the Series 1998-1 Non-Utilized Percentage of any Facility Fees (as defined in the Liquidity Agreement) accrued from and including the preceding Business Day to but excluding such Business Day pursuant to Section 2.9 of the Liquidity Agreement with respect to Unutilized Available Commitments (as defined in the Liquidity Agreement) plus (b) any such Facility Fees allocated to the Class A Security which accrued with respect to prior Business Days but have not been paid pursuant to Section 2.9 of the Liquidity Agreement.

          "CLASS A EVENT OF DEFAULT" shall have the meaning specified for the term "Event of Default" in the Liquidity Agreement.

          "CLASS A FLOATING PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount on such day after taking into account all adjustments of the Class A Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables as of the beginning of such Business Day and the amounts on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "CLASS A INITIAL INVESTED AMOUNT" shall mean $569,897,083.33.

          "CLASS A INTEREST" shall mean the interest distributable in respect of the Class A Security as calculated in accordance with subsection 4.6(a) of the Agreement.

          "CLASS A INTEREST ADJUSTMENT" shall have the meaning specified in
Section 4.6A of the Agreement.

          "CLASS A INTEREST RATE" shall mean with respect to any Business Day, a per annum interest rate equal to the rate which if multiplied by the Class A Outstanding Principal Amount as of the close of business on the preceding Business Day would produce, on the basis of a 365- or 366-day year, as the case may be, an amount equal to the Cost of Funds for the period from and including the immediately preceding Business Day to but excluding such Business Day.

          "CLASS A INTEREST SHORTFALL" shall have the meaning specified in subsection 4.6(a) of the Agreement.

          "CLASS A INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount, MINUS
(b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, MINUS (c) the aggregate amount of Class A Series Charge-Offs for all prior Distribution Dates, PLUS (d) the sum of the aggregate amount allocated with respect to Class A Series Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vii) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.14 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) PLUS (e) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursuant to Section 6.15 of the Agreement.

          "CLASS A INVESTOR PERCENTAGE" shall mean, for any Business Day, (a) with respect to Finance Charge Receivables prior to the commencement of the Early Amortization Period and Receivables in Defaulted Accounts at any time or Collections of Principal Receivables during the Revolving Period (except for any portion of the Revolving Period that occurs during the Class A Pay Down Period), the Class A Floating Percentage and (b) with respect to Collections of Finance Charge Receivables during the Early Amortization Period and Collections of Principal Receivables during the Amortization Period and the Class A Pay Down Period, the Fixed/Floating Percentage.

          "CLASS A MAXIMUM INVESTED AMOUNT" shall mean $600,000,000.

          "CLASS A OUTSTANDING PRINCIPAL AMOUNT" shall mean with respect to the Class A Security, when used with respect to any Business Day, an amount equal to
(a) the
initial aggregate principal amount of the Class A Securities, PLUS (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the Class A Securityholder on or prior to such Business Day pursuant to
Section 6.15 of the Agreement MINUS (c) the aggregate amount of principal payments made to the Class A Securityholder on or prior to such Business Day.

          "CLASS A PAY DOWN PERIOD" shall have the meaning specified in Section 8A of this Series Supplement.

          "CLASS A PERCENTAGE" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount.

          "CLASS A PRINCIPAL" shall mean the principal distributable in respect of the Class A Security as calculated in accordance with subsection 4.7(a) of the Agreement.

          "CLASS A REQUIRED AMOUNT" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the amount described in subsection 4.9(a)(i)(y) for such Business Day, (ii) the Class A Percentage of the Daily Portion of the Servicing Fee for the then current Monthly Period, (iii) the Class A Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (iv) on each Transfer Date the Class A Percentage of the Series 1998-1 Percentage of the Adjustment Payment required to be made by the Transferor but not made on such Transfer Date and (v) the amount of unreimbursed Class A Series Charge-Offs over (y) the Available Series 1998-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v).

          "CLASS A SECURITY" shall mean the variable funding security executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

          "CLASS A SECURITYHOLDER" shall mean the Person in whose name a Class A Security is registered in the Security Register.

          "CLASS A SECURITYHOLDERS' INTEREST" shall mean the portion of the Series 1998-1 Securityholders' Interest evidenced by the Class A Security.

          "CLASS A SERIES CHARGE-OFFS" shall have the meaning specified in subsection 4.13(d) of the Agreement.

          "CLASS B ADDITIONAL INTEREST" shall have the meaning specified in subsection 4.6(b) of the Agreement.

          "CLASS B DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.9(c)(ii) of the Agreement.

          "CLASS B FIXED/FLOATING PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and
(b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "CLASS B FLOATING PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day afer giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and
(b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "CLASS B GLOBAL SECURITY" shall mean a Class B Temporary Regulation S Global Security, a Class B Regulation S Global Security or a Class B Rule 144A Global Security.

          "CLASS B INITIAL INVESTED AMOUNT" shall mean $56,376,000.

          "CLASS B INTEREST" shall mean the interest distributable in respect of the Class B Securities as calculated in accordance with subsection 4.6(b) of the Agreement.

          "CLASS B INTEREST ADJUSTMENT" shall have the meaning specified in
Section 4.6A of the Agreement.

          "CLASS B INTEREST RATE" shall mean with respect to each Interest Accrual Period, a per annum rate 0.45% in excess of LIBOR, as determined on the related LIBOR Determination Date.

          "CLASS B INTEREST SHORTFALL" shall have the meaning specified in subsection 4.6(b) of the Agreement.

          "CLASS B INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, MINUS
(b) the aggregate amount of principal payments made to Class B Securityholders prior to such Business Day, MINUS (c) the aggregate amount of Class B Series Charge-Offs for all prior Distribution Dates, MINUS (d) the aggregate amount of Redirected Class B Principal Collections for which neither the Class D Invested Amount nor the CTO Invested Amount has been reduced for all prior Business Days, and PLUS (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(x) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and
Section 4.14 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

          "CLASS B INVESTOR PERCENTAGE" shall mean, for any Distribution Date,
(a) with respect to Collections of Finance Charge Receivables prior to the commencement of the Early Amortization Period and Receivables in Defaulted Accounts at any time or Collections of Principal

Receivables during the Revolving Period, the Class B Floating Percentage and (b) with respect to Collections of Finance Charge Receivables during the Early Amortization Period and Collections of Principal Receivables during the Amortization Period, the Fixed/Floating Percentage.

          "CLASS B OUTSTANDING PRINCIPAL AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the initial aggregate principal amount of the Class B Securities purchased pursuant to any Class B Funding Purchase pursuant to Section 4.14(b) of the Agreement, MINUS (b) the aggregate amount of principal payments made to Class B Securityholders prior to such Business Day.

          "CLASS B PERCENTAGE" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount.

          "CLASS B PRINCIPAL" shall mean the principal distributable in respect of the Class B Securities as calculated in accordance with subsection 4.7(b) of the Agreement.

          "CLASS B PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the first Distribution Date in an Amortization Period on which the Class A Invested Amount equals or is reduced to zero or, if there are no Principal Collections allocable to the Series 1998-1 Securities remaining after payments have been made to the Class A Security on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2, 12.1 or
12.2 of the Agreement or Section 3 of this Series Supplement.

          "CLASS B REGULATION S GLOBAL SECURITY" shall mean a Class B Security, sold in an offshore transaction in reliance on Regulation S under the Securities Act, represented by one or more Global Securities in definitive, fully registered form without interest coupons, deposited with DTC, as initial Clearing Agency, or any successor, with the applicable legends set forth in Exhibit A-2 hereto included in the form of such Class B Security.

          "CLASS B REQUIRED AMOUNT" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the Daily Portion of the Class B Interest for the then current Monthly Period,
(ii) any Carryover Class B Interest previously due but not paid to the Class B Securityholders on a prior Business Day, (iii) the Class B Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class B Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class B Percentage of the Series 1998-1 Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date and (vi) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount over (y) the Available Series 1998-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi).

          "CLASS B RULE 144A GLOBAL SECURITY" shall mean a Class B Security, sold within the United States to U.S. persons that are QIBs, issued in definitive, fully registered form without interest coupons, in the form of beneficial interests in one or more Global Securities, deposited with DTC, as initial Clearing Agency, or any successor, with the applicable legends set forth in Exhibit A-2 hereto included in the form of such Class B Security.

          "CLASS B SECURITIES" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

          "CLASS B SECURITYHOLDER" shall mean the Person in whose name a Class B Security is registered in the Security Register.

          "CLASS B SECURITYHOLDERS' INTEREST" shall mean the portion of the Series 1998-1 Securityholders' Interest evidenced by the Class B Securities.

          "CLASS B SERIES CHARGE-OFFS" shall have the meaning specified in subsection 4.13(c) of the Agreement.

          "CLASS B TEMPORARY REGULATION S GLOBAL SECURITY" shall mean a Class B Security, sold in an offshore transaction in reliance on Regulation S under the Securities Act, represented by one or more Global Securities in definitive, fully registered form without interest coupons, deposited with DTC, as initial Clearing Agency , or any successor, with the applicable legends set forth in Exhibit A-2 hereto included in the form of such Class B Security.

          "CLASS D DAILY PRINCIPAL" shall have the meaning specified in Section 4.7(d) of the Agreement.

          "CLASS D FIXED/FLOATING PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and
(b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "CLASS D FLOATING PERCENTAGE" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount on such day after taking into account all adjustments of the Class D Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "CLASS D INITIAL INVESTED AMOUNT" shall mean $50,264,000.

          "CLASS D INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount, PLUS
(b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section 6.16 of the Agreement, MINUS (c) the aggregate amount of principal payments made to Class D Securityholders prior to such Business Day, MINUS (d) the aggregate amount of Class D Series Charge-Offs for all prior Distribution Dates, MINUS (e) the aggregate amount of Redirected Principal Collections for all prior Business Days, PLUS (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

          "CLASS D INVESTOR PERCENTAGE" shall mean, for any Business Day, (a) with respect to Collections of Finance Charge Receivables prior to the commencement of the Early Amortization Period and Receivables in Defaulted Accounts at any time or Collections of Principal Receivables during the Revolving Period, the Class D Floating Percentage and (b) with respect to Collections of Finance Charge Receivables during the Early Amortization Period and Collections of Principal Receivables during the Amortization Period, the Class D Fixed/Floating Percentage.

          "CLASS D MAXIMUM REQUIRED AMOUNT" shall mean $52,349,053.

          "CLASS D OUTSTANDING PRINCIPAL AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class D Security, the initial amount designated by the Transferor (which shall not be less than the Stated Class D Amount), PLUS (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section
6.16 of the Agreement, MINUS (c) the aggregate amount of principal payments made to Class D Securityholders prior to such Business Day.

          "CLASS D PRINCIPAL" shall mean the principal distributable in respect of the Class D Security as specified in subsection 4.7(d) of the Agreement.

          "CLASS D PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of (a) the first Distribution Date on which the CTO Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1998-1 Securities remaining after payments have been made to the Collateralized Trust Obligations on such Distribution Date, the Distribution Date following the Distribution Date on which the CTO Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 and 12.2 of the Agreement and Section 3 of this Series Supplement.

          "CLASS D SECURITY" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

          "CLASS D SECURITYHOLDER" shall mean the Person in whose name a Class D Security is registered in the Security Register.

          "CLASS D SECURITYHOLDERS' INTEREST" shall mean the portion of the Series 1998-1 Securityholders' Interest evidenced by the Class D Security.

          "CLASS D SERIES CHARGE-OFFS" shall have the meaning specified in subsection 4.13(a) of the Agreement.

          "CLEARING SYSTEM CERTIFICATE" shall mean a certificate in substantially the form of Exhibit G hereto or such other form of certificate as shall be satisfactory to the Trustee, the Euroclear Operator and Cedel.

          "CLOSING DATE" shall mean the date of initial issuance of Securities of Series 1998-1.

          "COLLATERAL TRUST AGREEMENT" shall mean the Collateral Trust Agreement dated as of July 30, 1998, between Metris Owner Trust and State Street Bank and

Trust Company, as Collateral Trustee, as the same may from time to time be amended, restated, modified and in effect.

          "COLLATERALIZED TRUST OBLIGATIONS" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

          "COMMERCIAL PAPER" shall mean the promissory notes issued by the Metris Owner Trust in the commercial paper market pursuant to the Liquidity Agreement and the Depositary Agreement.

          "COST OF FUNDS" shall mean with respect to any day the sum of (a) the greater of (i) the OT Percentage of the sum of interest on Loans outstanding and the Interest Component of outstanding Commercial Paper accrued with respect to such day and (ii) the Administrator's written estimate delivered to the Trustee on the first Business Day preceding the first day of the then current Monthly Period, as may be modified from time to time during such Monthly Period, of the OT Percentage of the average daily amount of interest that will accrue on the Loans and Commercial Paper during such Monthly Period; PROVIDED, HOWEVER, that the amount determined pursuant to this clause (a) (ii) shall not exceed on any day (I) the product of (x) the OT Percentage of the sum of the aggregate outstanding principal amount of the Loans and the aggregate Principal Component of the Commercial Paper outstanding on such Business Day after giving effect to all transactions on such Business Day, (y) the greater of (A) LIBOR prevailing on such preceding Business Day plus 0.75% and (B) 10% and (z) a fraction the numerator of which is one and the denominator of which is the actual number of days in the then current calendar year MINUS (II) the sum of the amount determined pursuant to clause (b) below and the OT Percentage of the Total Program Fees for such day, and (b) the OT Percentage of the amount of any Facility Fees (as defined in the Liquidity Agreement) accrued with respect to such day pursuant to Section 2.9 of the Liquidity Agreement with respect to Utilized Available Commitments (as defined in the Liquidity Agreement).

          "CTO ADDITIONAL INTEREST" shall have the meaning specified in subsection 4.6(c) of the Agreement.

          "CTO DAILY PRINCIPAL AMOUNT" shall have the meaning specified in subsection 4.9(c)(iii) of the Agreement.

          "CTO DEFAULT" shall have the meaning specified in Section 4.18.

          "CTO FIXED/FLOATING PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and
(b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "CTO FLOATING PERCENTAGE" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and
(b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Classes of all Series then outstanding.

          "CTO FUNDING EVENT" shall mean, following the occurrence of a CTO Default, a direction by a majority of the CTO Securityholders to increase the Specified CTO Reserve Amount to the outstanding principal amount of the Collateralized Trust Obligations.

          "CTO GLOBAL SECURITY" shall mean a CTO Temporary Regulation S Global Security, a CTO Regulation S Global Security or a CTO Rule 144A Global Security.

          "CTO INITIAL INVESTED AMOUNT" shall mean $96,645,000.

          "CTO INTEREST" shall mean the interest distributable in respect of the Collateralized Trust Obligations as calculated in accordance with subsection 4.6(c) of the Agreement.

          "CTO INTEREST ADJUSTMENT" shall have the meaning specified in Section 4.6A of the Agreement.

          "CTO INTEREST RATE" shall mean with respect to each Interest Accrual Period, a per annum rate 0.85% in excess of LIBOR as determined on the related LIBOR Determination Date.

          "CTO INTEREST SHORTFALL" shall have the meaning specified in subsection 4.6(c) of the Agreement.

          "CTO INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the CTO Initial Invested Amount, MINUS (b) the aggregate amount of principal payments made to CTO Securityholders prior to such Business Day, MINUS (c) the aggregate amount of CTO Series Charge-Offs for all prior Distribution Dates, MINUS (d) the aggregate amount of Redirected Class B Principal Collections and Redirected CTO Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days and PLUS (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), Section
4.14 and subsection 4.17(b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

          "CTO INVESTOR PERCENTAGE" shall mean, for any Distribution Date, (a) with respect to Collections of Finance Charge Receivables prior to the commencement of the Early Amortization Period and Receivables in Defaulted Accounts at any time or Collections of Principal Receivables during the Revolving Period, the CTO Floating Percentage and (b) with respect to Collections of Finance Charge Receivables during the Early Amortization Period and Collections of Principal Receivables during the Amortization Period, the Fixed/Floating Percentage.

          "CTO OUTSTANDING PRINCIPAL AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the initial aggregate principal amount of the Collateralized Trust Obligations, MINUS (b) the aggregate amount of principal payments made to CTO Securityholders prior to such Business Day.

          "CTO PERCENTAGE" shall mean a fraction the numerator of which is the CTO Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount.

          "CTO PRINCIPAL" shall mean the principal distributable in respect of the Collateralized Trust Obligations as calculated in accordance with subsection 4.7(c) of the Agreement.

          "CTO PRINCIPAL PAYMENT COMMENCEMENT DATE" shall mean the earlier of
(a) the first Distribution Date in an Amortization Period on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1998-1 Securities remaining after payments have been made to the Class B Securities on such Distribution Date, the Distribution Date following the Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

          "CTO REGULATION S GLOBAL SECURITY" shall mean a Collateralized Trust Obligation, sold in an offshore transaction in reliance on Regulation S under the Securities Act, represented by one or more Global Securities in definitive, fully registered form without interest coupons, deposited with DTC, as initial Clearing Agency, or any successor, with the applicable legends set forth in Exhibit A-3 hereto included in the form of such Collateralized Trust Obligation.

          "CTO REQUIRED AMOUNT" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) CTO Interest for the then current Monthly Period, (ii) any Carryover CTO Interest previously due but not paid to the CTO Securityholders on a prior Distribution Date, (iii) the CTO Percentage of the Servicing Fee for the then current Monthly Period, (iv) the CTO Floating Percentage of the

Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the CTO Percentage of the Series 1998-1 Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date and (vi) the unreimbursed amount by which the CTO Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of CTO Invested Amount over (y) the Available Series 1998-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses
(x)(i) through (v).

          "CTO RESERVE ACCOUNT" shall have the meaning specified in subsection 4.17(a) of the Agreement.

          "CTO RULE 144A GLOBAL SECURITY" shall mean a Collateralized Trust Obligation, sold within the United States to U.S. persons that are QIBs, issued in definitive, fully registered form without interest coupons, in the form of beneficial interests in one or more Global Securities, deposited with DTC, as initial Clearing Agency, or any successor, with the applicable legends set forth in Exhibit A-3 hereto included in the form of such Collateralized Trust Obligation.

          "CTO SECURITYHOLDER" shall mean the Person in whose name a Collateralized Trust Obligation is registered in the Security Register.

          "CTO SECURITYHOLDERS' INTEREST" shall mean the portion of the Series 1998-1 Securityholders' Interest evidenced by the Collateralized Trust Obligation.

          "CTO SERIES CHARGE-OFFS" shall have the meaning specified in subsection 4.13(b) of the Agreement.

          "CTO TEMPORARY REGULATION S GLOBAL SECURITY" shall mean a Collateralized Trust Obligation, sold in an offshore transaction in reliance on Regulation S under the Securities Act, represented by one or more Global Securities in definitive, fully registered form without interest coupons, deposited with DTC, as initial Clearing Agency, or any successor, with the applicable legends set forth in Exhibit A-3 hereto included in the form of such Collateralized Trust Obligation.

          "DAILY PORTION" shall mean, with respect to any amount determined pursuant hereto, the product of such amount and a fraction the numerator of which shall be the number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which shall be the number of days in the then current Monthly Period.

          "DEFAULT RECOGNITION DATE" shall mean the last day of each calender month; provided, however, that with respect to any Monthly Period the "related Default Recognition Date" shall mean the Default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default Recognition Date shall be deemed to apply to the related Monthly Period.

          "DEFAULT RECOGNITION PERCENTAGE" shall mean, with respect to each Default Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Adjusted Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average Principal Receivables in the Trust for the related Monthly Period.

          "DEFEASANCE ACCOUNT" shall have the meaning specified in Section 9A of this Series Supplement.

          "DEFEASANCE ACCOUNT BALANCE" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Defeasance Account on such date of determination.

          "DEPOSITARY" shall mean U.S. Bank Trust National Association, any successor to the Depositary or such other banking institution as the Metris Owner Trust shall appoint, with the prior written consent of the Majority Lenders (as defined in the Liquidity Agreement).

          "DEPOSITARY AGREEMENT" shall mean the Depositary Agreement, dated as of July 30, 1998 between the Metris Owner Trust and the Depositary, as the same may from time to time be amended, restated, modified and in effect.

          "DISTRIBUTION DATE" shall mean September 21, 1998, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day; PROVIDED, HOWEVER, that the final Distribution Date with respect to the payment of principal and interest shall be the Scheduled Series 1998-1 Termination Date.

          "DTC" shall have the meaning specified in Section 5 of the Agreement.

          "EARLY AMORTIZATION PERIOD" shall mean the period beginning on the day on which a Series 1998-1 Pay Out Event occurs or is deemed to have occurred and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount, the Collateralized Trust Obligations Amount and the Class D Invested Amount have been paid in full and (ii) the Series 1998-1 Termination Date.

          "ELECTION DATE" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "ELECTION NOTICE" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "ENHANCEMENT" shall mean, with respect to the Class A Security, the subordination of the Class B Invested Amount, the CTO Invested Amount, and the Class D Invested Amount, with respect to the Class B Securities, the subordination of the CTO Invested Amount and the Class D Invested Amount, and with respect to the CTO Invested Amount, the subordination of the Class D Invested Amount and the amount, if any, on deposit from time to time in the CTO Reserve Account.

          "EXCESS FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xix) of the Agreement allocated to the Series 1998-1 Securities but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1998-1 Securities.

          "EXCESS SPREAD PERCENTAGE" shall mean with respect to any Monthly Period the excess of the Portfolio Yield for such Monthly Period over the Base Rate as determined at the close of business on the Distribution Date in such Monthly Period; PROVIDED, HOWEVER, that with respect to the August 1998 Monthly Period for purposes of determining the Excess Spread Percentage the Available Series 1998-1 Finance Charge Collections used in the numerator of Portfolio Yield shall include the initial deposit of $579,770.10 to the Interest Funding Account made on the Closing Date pursuant to subsection 4.5(a) of the Agreement.

          "EXCHANGE DATE" shall mean the fortieth day after the later of the commencement of the offering of the Securities of Series 1998-1 and the Closing Date.

          "EXTENSION" shall mean the procedure by which the Investor Securityholders consent to the extension of the Revolving Period to the new Amortization Period Commencement Date set forth in the Extension Notice, pursuant to Section 6.17 of the Agreement.

          "EXTENSION DATE" shall mean the last Business Day of the June 2001 Monthly Period or if an Extension has already occurred, the date of the next Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business Day).

          "EXTENSION NOTICE" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "EXTENSION OPINION" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "EXTENSION TAX OPINION" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "FACE AMOUNT" shall mean (i) with respect to Commercial Paper issued on a discount basis, the face amount stated therein, and (ii) with respect to Commercial Paper which is interest-bearing, the principal amount of and interest accrued and to accrue on such Commercial Paper to its stated maturity.

          "FIXED/FLOATING PERCENTAGE" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and
(b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable floating or fixed/floating percentage; PROVIDED, HOWEVER, that during any Class A Pay Down Period, with respect to allocations of Collections of Principal Receivables, the numerator used in the above calculation shall be the Invested Amount as of the day immediately preceding the commencement of the Class A Pay Down Period; PROVIDED, FURTHER, that on and after the Pay Out Commencement Date, with respect to allocations of Collections of Finance Charge Receivables, the numerator used in the above calculation shall be the Invested Amount as of the day immediately preceding the Pay Out Commencement Date.

          "FLOATING PERCENTAGE" shall mean for any Business Day the sum of the applicable Class A Floating Percentage, Class B Floating Percentage, CTO Floating Percentage, and Class D Floating Percentage for such Business Day.

          "GLOBAL SECURITY" shall mean the Class B Global Security and the CTO Global Security.

          "INITIAL INVESTED AMOUNT" shall mean $773,285,000.

          "INTEREST ACCRUAL PERIOD" shall mean, (a) with respect to the Class A Security, a Monthly Period, PROVIDED, HOWEVER, that the initial Interest Accrual Period shall be the period from the Closing Date to and including the last day of the Monthly Period preceding the initial Distribution Date and, (b) with respect to the Class B Securities, Collateralized Trust Obligations and Class D Security, the period beginning on the preceding Distribution Date continuing through the day preceding such Distribution Date, PROVIDED, HOWEVER, that the initial Interest Accrual Period shall be the period from the Closing Date to and including the day preceding the initial Distribution Date; and, with respect to a Distribution Date, the preceding Interest Accrual Period.

          "INTEREST COMPONENT" shall mean, with respect to any Commercial Paper
(i) issued on a discount basis, the portion of the Face Amount of such Commercial Paper representing the discount incurred in respect thereof and (ii) issued on an interest-bearing basis, the interest payable on such Commercial Paper (in each case including the related Commercial Paper dealer fees payable in connection with the issuance of such Commercial Paper).

          "INTEREST RATE CAPS" shall mean the interest rate caps provided pursuant to Cap Agreements by one or more Cap Providers to the Trustee on behalf of any of the Securityholders which shall entitle the Trust to receive monthly payments equal to the product of (i) the positive difference, if any, between
LIBOR in effect for each applicable Interest Accrual Period and [    ]%, (ii)
the notional amount of such interest rate cap and (iii) the actual number of days in the Interest Period divided by 360.

          "INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the CTO Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day; PROVIDED, HOWEVER, that for purposes of determining the Servicing Fee and the Aggregate Invested Amount, the Invested Amount shall mean an amount equal to the sum of (a) the Class A Adjusted Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the CTO Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day.

          "INVESTMENT EARNINGS" shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection 4.16(c),
(ii) the Defeasance Account, deposited in the Collection Account pursuant to subsection 9A(a) and (iii) the CTO Reserve Account deposited in the Collection Account pursuant to subsection 4.17(c).

          "INVESTOR SECURITIES" shall mean the Class A Security, the Class B Securities, the Collateralized Trust Obligations and the Class D Security.

          "INVESTOR SECURITYHOLDER" shall mean the Holder of record of an Investor Security of Series 1998-1.

          "INVESTOR PERCENTAGE" shall mean for any Business Day, (a) with respect to Collections of Finance Charge Receivables prior to the commencement of the Early Amortization Period and Receivables in Defaulted Accounts at any time or Collections of Principal Receivables during the Revolving Period (except, with respect to the Class A Security, for any portion of the Revolving Period that occurs during the Class A Pay Down Period), the Floating Percentage and (b) with respect to Collections of Finance Charge Receivables during the Early Amortization Period and Collections of Principal Receivables during the Amortization Period and the Class A Pay Down Period, the Fixed/Floating Percentage.

          "LIBOR" shall mean, for any Interest Accrual Period, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of
Section 4.15 of the Agreement.

          "LIBOR DETERMINATION DATE" shall mean the second Business Day prior to the commencement of each Interest Accrual Period; PROVIDED, HOWEVER, that with respect to the initial Interest Accrual Period, LIBOR Determination Date shall mean a date selected by the Transferor which shall not be in excess of two Business Days prior to the date of initial issuance of Securities of the applicable Class. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

          "LIQUIDITY AGREEMENT" shall mean the 364-Day Liquidity Agreement and the 3-Year Liquidity Agreement collectively or individually, as the context requires.

          "LIQUIDITY BANK" shall mean any liquidity bank providing liquidity for the Commercial Paper from time to time pursuant to the Liquidity Agreement, as evidenced by its execution thereof, and any successor or assignee liquidity banks under the Liquidity Agreement.

          "LOANS" shall mean any loans made pursuant to the Liquidity Agreement.

          "METRIS OWNER TRUST" shall mean the Delaware business trust created pursuant to the Owner Trust Agreement.

          "MINIMUM RETAINED PERCENTAGE" shall mean 2%.

          "MINIMUM TRANSFEROR PERCENTAGE" shall mean 0%; PROVIDED, HOWEVER, that in certain circumstances such percentage may be increased.

          "MONTHLY PERIOD" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1998-1 Securities shall begin on and include the Closing Date and shall end on and include August 31, 1998.

          "MRI NOTE" shall have the meaning specified in Section 18 of this Series Supplement.

          "MRI NOTE REQUIRED AMOUNT" shall have the meaning specified in Section 18 of this Series Supplement.

          "NEGATIVE CARRY AMOUNT" shall have the meaning specified in subsection 4.10(a) of the Agreement.

          "NET REVOLVING PRINCIPAL COLLECTIONS" shall have the meaning specified in Section 4.9(b) of the Agreement.

          "OT PERCENTAGE" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Class A Outstanding Principal Amount and the denominator of which is the sum of the Class A Outstanding Principal Amount and all other outstanding principal amounts of all other certificates, securities or interests in receivables held by the Owner Trust then outstanding; PROVIDED, HOWEVER, that if the denominator of the foregoing fraction is zero, then the OT Percentage shall be zero.

          "OWNER TRUST AGREEMENT" shall mean the Owner Trust Agreement, dated as of July 30, 1998, between Metris Receivables, Inc., as Depositor, and Wilmington Trust Company as Owner Trustee, as the same may from time to time be amended, restated, modified and in effect.

          "PAYING AGENT" shall mean, for the Series 1998-1 Securities, the Trustee.

          "PAYMENT RESERVE ACCOUNT" shall have the meaning specified in subsection 4.16(a) of the Agreement.

          "PAY OUT COMMENCEMENT DATE" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1998-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

          "PERCENTAGE" for each Liquidity Bank shall mean its "Commitment Percentage" as defined in Section 1.1 of the Liquidity Agreement.

          "PORTFOLIO YIELD" shall mean for the Series 1998-1 Securities, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1998-1 Finance Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account, if any), if any, calculated on a cash basis, MINUS the aggregate Series Default Amount for such Monthly Period and the Series 1998-1 Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount.

          "PRINCIPAL SHORTFALLS" shall mean on any Business Day (i) prior to the Amortization Period Commencement Date other than during the Class A Pay Down Period, zero, (ii) after the Amortization Period Commencement Date, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day and (iii) during the Class A Pay Down Period, the Class A Invested Amount after the application of Principal Collections on such Business Day.

          "QIB" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

          "QUALIFIED SUBSTITUTE ARRANGEMENT" shall have the meaning specified in
Section 3A(d) of this Series Supplement.

          "RATING AGENCY" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, and Moody's Investors Service, Inc.

          "REDIRECTED CLASS B PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.14(c) of the Agreement.

          "REDIRECTED CLASS D PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.14(a) of the Agreement.

          "REDIRECTED CTO PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.14(b) of the Agreement.

          "REDIRECTED PRINCIPAL COLLECTIONS" shall mean the sum of Redirected Class B Principal Collections, Redirected CTO Principal Collections and Redirected Class D Principal Collections.

          "REFERENCE BANKS" shall mean four major banks in the London interbank market selected by the Trustee.

          "REGULATION S TRANSFER CERTIFICATE" shall mean a certificate substantially in the form of Exhibit E hereto.

          "REPLACEMENT INTEREST RATE CAP" shall mean one or more Interest Rate Caps, which in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps satisfies the Transferor's covenant contained in Section 3A of this Series Supplement to maintain Interest Rate Caps.

          "REQUIRED AMOUNT" shall have the meaning specified in Section 4.10 of the Agreement.

          "RESERVE ACCOUNT INVESTMENT PROCEEDS" shall mean, with respect to any Business Day, the sum of the investment earnings on funds on deposit in (i) the CTO Reserve Account available in accordance with subsection 4.21(c) of the Agreement on such Business Day and (ii) the Payment Reserve Account available in accordance with subsection 4.16(c) of the Agreement on such Business Day.

          "RESERVE APPLICATION DATE" shall mean the last Business Day of each Monthly Period and each Determination Date.

          "REVOLVING PERIOD" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

          "REVOLVING PRINCIPAL COLLECTIONS" shall have the meaning specified in subsection 4.9(b) of the Agreement.

          "RULE 144A TRANSFER CERTIFICATE" shall mean a certificate substantially in the form of Exhibit F hereto.

          "SCHEDULED SERIES 1998-1 TERMINATION DATE" shall mean August 20, 2005, unless a different date shall be set forth in any Extension Notice.

          "SECURITIES PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement, dated as of July 30, 1998, between the Transferor and Chase Securities Inc., as the same may from time to time be amended, restated, modified and in effect.

          "SERIES CHARGE-OFFS" shall mean the sum of Class A Series Charge-Offs, Class B Series Charge-Offs, CTO Series Charge-Offs and Class D Series Charge-Offs.

          "SERIES DEFAULT AMOUNT" shall mean (i) on any Business Day other than a Default Recognition Date, an amount equal to the product of (a) the Floating Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date and (ii) on any Default Recognition Date, an amount equal to the product of (a) the Default Recognition Percentage applicable on such Default Recognition Date and (b) the

Default Amount with respect to such Default Recognition Date.

          "SERIES 1998-1" shall mean the Series of the Metris Master Trust represented by the Series 1998-1 Securities.

          "SERIES 1998-1 ALLOCATION PERCENTAGE" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Class A Maximum Invested Amount and the denominator of which is the sum of the Class A Maximum Invested Amount and the other maximum invested amounts relating to all other certificates, securities or interests in collateral held by the Metris Owner Trust.

          "SERIES 1998-1 NON-UTILIZED PERCENTAGE" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Class A Maximum Invested Amount minus the Class A Outstanding Principal Amount and the denominator of which is the sum of (i) the Class A Maximum Invested Amount minus the Class A Outstanding Principal Amount PLUS (ii) the other maximum invested amounts relating to all other certificates, securities or interests in collateral held by the Metris Owner Trust MINUS the invested amounts or principal amounts relating to all other series or interests in collateral held by the Metris Owner Trust.

          "SERIES 1998-1 PAY OUT EVENT" shall have the meaning specified in
Section 8 of this Series Supplement.

          "SERIES 1998-1 PERCENTAGE" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all other Series then outstanding.

          "SERIES 1998-1 SECURITIES" shall mean the Class A Security, the Class B Securities, the Collateralized Trust Obligations and the Class D Security.

          "SERIES 1998-1 SECURITYHOLDER" shall mean the holder of record of any Series 1998-1 Security.

          "SERIES 1998-1 SECURITYHOLDERS' INTEREST" shall have the meaning specified in Section 4.4 of the Agreement.

          "SERIES 1998-1 TERMINATION DATE" shall mean the earlier to occur of
(i) the day after the Distribution Date on which the Series 1998-1 Securities are paid in full, or (ii) the Scheduled Series 1998-1 Termination Date.

          "SERIES SERVICING FEE PERCENTAGE" shall mean 2.00% per annum.

          "SERVICING FEE" shall mean for any Business Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from but excluding the next preceding Business Day to and including such Business Day and the denominator of which is 365 or 366, as the case may be,
(ii) the applicable Series Servicing Fee Percentage and (iii) the Invested Amount on such Business Day after giving effect to all transactions on such Business Day.

          "SHARED PRINCIPAL COLLECTIONS" shall mean, as the context requires, either (a) the amount allocated to the Series 1998-1 Securities which, in accordance with subsections 4.9(b), 4.9(c)(v), and 4.9(e)(ii) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor securities of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1998-1 Securities.

          "SPECIFIED CTO RESERVE AMOUNT" shall mean, (i) with respect to each Determination Date (a) if the Excess Spread Percentage is greater than 4.50%, zero and (b) if the Excess Spread Percentage for the preceding Monthly Period is less than or equal to 4.50%, 2.50% of the Initial Invested Amount and (ii) on any date of determination following a CTO Funding Event, in the circumstances specified in Section 4.19 of this Series Supplement, the Specified CTO Reserve Amount will be equal to the CTO Outstanding Principal Amount.

          "STATED CLASS D AMOUNT" shall mean on any date of determination the greater of (i) zero and (ii) a number rounded to the nearest dollar obtained by multiplying the sum of the Class A Adjusted Invested Amount, the Class B Invested Amount and the CTO Invested Amount by a fraction the numerator of which is 6.5 and the denominator of which is 93.5; PROVIDED, HOWEVER, that in no event shall the Stated Class D Amount exceed the Class D Maximum Required Amount; PROVIDED FURTHER that during any Early Amortization Period or Class A Pay Down Period the Stated Class D Amount shall be equal to the Stated Class D Amount immediately preceding the commencement of the Early Amortization Period or Class A Pay Down Period; and PROVIDED FURTHER, that on and after the Amortization Period Commencement Date, the Stated Class D Amount shall not be less than 3% (or such lesser percentage specified by Transferor which shall not be less than zero if the Trustee shall have received written confirmation from each Rating Agency that the reduction of such percentage shall not cause such Rating Agency to lower or withdraw its then current rating of the Class A Securities or the Class B Securities) of the Invested Amount on the last day of the Revolving Period.

          "TARGETED HOLDER" shall mean (i) each holder of a right to receive interest or principal with respect to investor securities (or other interests in the Trust), including the Class A Securities, other than securities (or other such interests) with respect to which an opinion is rendered that such securities (or other such interests) will be treated as debt for Federal income tax purposes and (ii) any holder of a right to receive any amount in respect of the Transferor Interest; provided, that any person holding more than one interest each of which would cause such person to be a Targeted Holder shall be treated as a single Targeted Holder.

          "TERMINATION PAYMENT DATE" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 1998-1 Termination Date.

          "364-DAY LIQUIDITY AGREEMENT" shall mean the Liquidity Agreement, dated as of July 30, 1998, by and among the Metris Owner Trust, the several banks signatory thereto, and The Chase Manhattan Bank, as Administrative Agent, as the same may from time to time be amended, restated, modified and in effect.

          "3-YEAR LIQUIDITY AGREEMENT" shall mean the Liquidity Agreement, dated as of July 30, 1998, by and among the Metris Owner Trust, the several banks signatory thereto, and The Chase Manhattan Bank, as Administrative Agent, as the same may from time to time be amended, restated, modified and in effect.

          "TOTAL PROGRAM FEES" shall mean with respect to any day, recurring fees payable to the Collateral Trustee (as defined in the Liquidity Agreement), the Owner Trustee (as defined in the Liquidity Agreement), the Administrative Agent (as defined in the Liquidity Agreement) and the Depositary and Basic Administration Fees (as defined in the Collateral Trust Agreement) that arise or accrue on such day.

          "TRANSFEROR FINANCE CHARGE COLLECTIONS" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Series 1998-1 Percentage.

          "TRANSFEROR RETAINED FINANCE CHARGE COLLECTIONS" shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(xvii).

          "TRANSFEROR RETAINED SECURITIES" shall mean investor securities of any Series, including the Class D Security, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Securities.

          "WEIGHTED AVERAGE ADJUSTED INVESTED AMOUNT" shall mean with respect to any Monthly Period the weighted average Adjusted Invested Amount based on the Adjusted Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

          "WEIGHTED AVERAGE PRINCIPAL RECEIVABLES" shall mean with respect to any Monthly Period the weighted average sum of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transac-tions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

          SECTION 3. REASSIGNMENT TERMS. The Series 1998-1 Securities shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount is reduced to an amount less than or equal to 10% of the sum of the highest Class A Invested Amount, Class B Invested Amount and CTO Invested Amount during the Revolving Period. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount plus accrued and unpaid interest on the Series 1998-1 Securities through the day prior to the Distribution Date on which the final distribution occurs.

          SECTION 3A. CONVEYANCE OF INTEREST IN INTEREST RATE CAP; CAP PROCEEDS ACCOUNT. (a) The Transferor hereby covenants and agrees that, on or prior to the issuance of any of the Collateralized Trust Obligations, it shall obtain and at all times prior to the close of business on the Series 1998-1 Termination Date maintain one or more Interest Rate Caps whose notional amounts singly or taken as a group equal or exceed the Aggregate ABC Principal Amount. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Trustee for the benefit of the Series 1998-1 Securityholders, in all of the Transferor's right, title and interest now existing or hereafter arising in and to the Cap Agreements and the Interest Rate Caps arising thereunder, together with the Cap Proceeds Account and all other proceeds thereof, as collateral security for the benefit of the Series 1998-1 Securityholders. The Transferor hereby further agrees to execute all such instruments, documents and financing statements and take all such further action requested by the Trustee to evidence and perfect the assignment of the Cap Agreements and the Interest Rate Caps pursuant to this
Section 3A. The Transferor agrees that each Interest Rate Cap shall provide for payments to the Trustee and that the Trust's interest in respect of such payments shall be deposited into the Cap Proceeds Account.

          (b) The Trustee, for the benefit of the Series 1998-1 Securityholders, shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, a certain segregated trust account (the "CAP PROCEEDS ACCOUNT"). All amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute Arrangement on any Business Day (a "CAP SETTLEMENT DATE") shall be deposited in the Cap Proceeds Account. Any amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute Arrangement on the Transfer Date in any Monthly Period shall be treated for all purposes herein, including application in accordance with Section 4.9 of the Agreement, as if they had been received on the last Business Day of the preceding Monthly Period. Funds in the Cap Proceeds Account shall be invested at the direction of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business Day.
Any earnings on such invested funds shall be deposited and held in the Cap Proceeds Account and applied in the same manner and priority as payments pursuant to the Interest Rate Caps.

          (c) In the event that the Cap Provider defaults in its obligation to make a payment to the Trustee under one or more Cap Agreements on any Cap Settlement Date, the Trustee shall make a demand on such Cap Provider, or any guarantor, if applicable, demanding payment by 12:30 p.m., New York time, on such date. The Trustee shall give notice to the Securityholders upon the continuing failure by any Cap Provider to perform its obligation during the two Business Days following a demand made by the Trustee on such Cap Provider, and shall take such action with respect to such continuing failure directed to be taken by the Securityholders.

          (d) In the event that the Cap Provider is downgraded below the rating required by a Rating Agency, then within 30 days after receiving notice of such decline in the creditworthiness of the Cap Provider as determined by the Rating Agency, either (x) the Cap Provider, with the prior written confirmation of the Rating Agency that such arrangement will not result in the reduction or withdrawal of the rating of the Class A Security, the Class B Securities or the Collateralized Trust Obligations, will enter into an arrangement the purpose of which shall be to assure performance by the Cap Provider of its obligations under the Interest Rate Cap; or (y) the Servicer shall at its option either (i) with the prior written confirmation of the Rating Agency that such action will not result in a reduction or withdrawal of the rating of the Class A Security, the Class B Securities or the Collateralized Trust Obligations, cause the Cap Provider to pledge securities in the manner provided by applicable law which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Cap Provider's performance of its obligations under the applicable Interest Rate Cap, or (ii) provided that a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of Section 3A(e) has been obtained, direct the Trustee (A) to provide written notice to the Cap Provider of its intention to terminate the applicable Interest Rate Cap within such 30-day period and (B) to terminate the applicable Interest Rate Cap within such 30-day period, to request the payment to it of all amounts due to the Trust under the applicable Interest Rate Cap through the termination date and to deposit any such amounts so received, on the day of receipt, to the Cap Proceeds Account for the benefit of the Securityholders, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 3A(d)) satisfactory to the Rating Agency such that the Rating Agency will not reduce or withdraw the rating of the Class A Security, the Class B Securities or the Collateralized Trust Obligations (a "QUALIFIED SUBSTITUTE ARRANGEMENT"); PROVIDED, HOWEVER, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agency then the provisions of this Section 3A(d) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be.

          (e)  Unless an alternative arrangement pursuant to clause (x) or
(y)(i) of Section 3A(d) is being estab-
lished, the Servicer shall use its best efforts to obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of this
Section 3A(e) during the 30-day period referred to in Section 3A(d). The Trustee shall not terminate the Interest Rate Cap unless, prior to the expiration of the 30-day period referred to in said Section 3A(d), the Servicer delivers to the Trustee (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from the Rating Agency confirming that the termination of the Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect its rating of the Class A Security, the Class B Securities or the Collateralized Trust Obligations.

          (f) The Servicer shall notify the Trustee and the Rating Agency within five Business Days after obtaining knowledge that the senior unsecured debt rating of the Cap Provider has been withdrawn or reduced by Standard & Poor's or Moody's.

          (g) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Interest Rate Cap, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) a letter from the Rating Agency confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap will not adversely affect its rating of the Class A Securities, the Class B Securities or the Collateralized Trust Obligations.

          (h) The Trustee hereby appoints the Administrator to perform the duties of the calculation agent under the Interest Rate Cap and the Servicer accepts such appointment.

          (i) The Trustee, on behalf of the Securityholders, upon notification from the Servicer shall, sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

               (x) the Aggregate Interest Rate Caps Notional Amount after giving effect to such sale shall equal or exceed the Aggregate ABC Principal Amount as of the date of such sale after giving effect to all payments and allocations made pursuant to this Agreement;

               (y) such sale will not result in a downgrading or withdrawal of the then current rating on any class of the Securities by the Rating Agencies; and

               (z) the minimum notional amount denomination of any Interest Rate Cap to be sold is $500,000.

          The Servicer shall have the duty of obtaining a fair market value price for the sale of the Trust's rights under any Interest Rate Cap, notifying the Trustee of prospective purchasers and bids, and selecting the purchaser of such Interest Rate Cap. The Trustee upon receipt of the purchase price in the Collection Account shall execute all documentation necessary to effect the transfer of the Trust's rights under the Interest Rate Cap and to release the Lien of the Trustee on the Interest Rate Cap and proceeds thereof.

          Funds deposited in the Collection Account in respect of the sale of all or a portion of an Interest Rate Cap shall be applied as Principal Collections allocable to Series 1998-1 and shall be applied on the next Distribution Date in accordance with subsections 4.7(a), (b) and (c) and 4.9(b),
(c) and (e).

          SECTION 4.  DELIVERY AND PAYMENT FOR THE SERIES 1998-1 SECURITIES.
The Transferor shall execute and deliver the Series 1998-1 Securities to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1998-1 Securities to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

          SECTION 5. FORM OF DELIVERY OF SERIES 1998-1 SECURITIES; DENOMINATIONS; DEPOSITARY. (a) The Class B Securities and the Collateralized Trust Obligations shall be delivered as Book-Entry Securities as provided in

Sections 6.1 and 6.10 of the Agreement. The Class B Securities shall be issued in minimum denominations of $1,000 and integral multiples thereof. The Collateralized Trust Obligations shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class A Security and the Class D Security shall be delivered as Registered Securities as provided in Section 6.1 of the Agreement.

          (b) The Depositary for Series 1998-1 shall be DTC and the Class B Securities and the Collateralized Trust Obligations shall be initially registered in the name of Cede & Co., its nominee and will initially be held by the Trustee as custodian for DTC.

          (c)  The Transferor shall execute and the Trustee shall authenticate
(i) one or more Class B Temporary Regulation S Global Securities, (ii) one or more Class B Regulation S Global Securities, (iii) one or more Class B Rule 144A Global Securities, (iv) one or more CTO Temporary Regulation S Global Securities, (v) one or more CTO Regulation S Global Securities, and (vi) one or more CTO Rule 144A Global Securities, each having a principal balance as shall have been indicated to the Trustee by the Transferor and having an aggregate principal balance equal to the Class B Invested Amount or the CTO Invested Amount, respectively, as of the date of execution of such Global Securities by the Transferor.

          The Global Securities (i) shall be delivered by the Trustee to DTC acting as the initial Clearing Agency, and (ii) in each case shall be registered in the name of Cede & Co. The Global Securities shall bear a legend substantially in the form set forth in Exhibit A-2 or Exhibit A-3, as the case may be. The Global Securities initially will be held by the Trustee as custodian for DTC.

          (d) So long as any of the Global Securities remains outstanding and are held by or on behalf of the Clearing Agency, transfers of beneficial interests in any of such Global Securities may be made only in accordance with this Section 5 and in accordance with the rules of the Clearing Agency and the Euroclear Operator or Cedel.

               (1) A beneficial interest in the Class B Temporary Regulation S Global Security may be trans-ferred to a transferee that takes delivery in the form of a beneficial interest in the Class B Rule 144A Global Securities only upon receipt by the Trustee of a Rule 144A Transfer Certificate.

               (2) On and after the Exchange Date, a beneficial interest in the Class B Temporary Regulation S Global Security may be transferred to a transferee that takes delivery in the form of a beneficial interest in the Class B Regulation S Global Security only upon receipt by the Trustee of a Clearing System Certificate from the Euroclear Operator or Cedel, as applicable, and a Member Organization Certificate, relating to the appropriate portion of the Class B Temporary Regulation S Global Security.

               (3) A beneficial interest in a Class B Rule 144A Global Security may be transferred to a transferee that takes delivery in the form of a beneficial interest in a Class B Regulation S Global Security or Class B Temporary Regulation S Global Security only upon receipt by the Transfer Agent and Registrar of a Regulation S Transfer Certificate.

               (4) No restrictions shall apply with respect to the transfer or registration of transfer of (x) a beneficial interest in a Class B Rule 144A Global Security to a transferee that takes delivery in the form of a beneficial interest in the Class B Rule 144A Global Security, or (y) a beneficial interest in a Class B Regulation S Global Security to a transferee that takes delivery in the form of a beneficial interest in the Class B Regulation S Global Security.

               (5) A beneficial interest in the CTO Temporary Regulation S Global Security may be transferred to a transferee that takes delivery in the form of a beneficial interest in the CTO Rule 144A Global Securities only upon receipt by the Trustee of a Rule 144A Transfer Certificate.

               (6) On and after the Exchange Date, a beneficial interest in the CTO Temporary Regulation S Global Security may be transferred to a transferee that takes delivery in the form of a beneficial interest in the CTO Regulation S Global Security only upon receipt by the Trustee of a Clearing System Certificate from the Euroclear Operator or Cedel, as applicable, and a Member Organization Certificate, relating to the appropriate portion of the CTO Temporary Regulation S Global Security.

               (7) A beneficial interest in a CTO Rule 144A Global Security may be transferred to a transferee that takes delivery in the form of a beneficial interest in a CTO Regulation S Global Security or CTO Temporary Regulation S Global Security only upon receipt by the Transfer Agent and Registrar of a Regulation S Transfer Certificate.

               (8) No restrictions shall apply with respect to the transfer or registration of transfer of (x) a beneficial interest in a CTO Rule 144A Global Security to a transferee that takes delivery in the form of a beneficial interest in the CTO Rule 144A Global Security, or (y) a beneficial interest in a CTO Regulation S Global Security to a transferee that takes delivery in the form of a beneficial interest in the CTO Regulation S Global Security.

            (e) An exchange of a beneficial interest in the Class B Temporary Regulation S Global Security for a beneficial interest in the Class B Regulation S Global Security, may be made only on or after the Exchange Date and only upon receipt by the Trustee of a Clearing System Certificate from the Euroclear Operator or Cedel, as applicable, relating to the appropriate portion of the Class B Temporary Regulation S Global Security.

            (f) An exchange of a beneficial interest in the CTO Temporary Regulation S Global Security for a beneficial interest in the CTO Regulation S Global Security, may be made only on or after the Exchange Date and only upon receipt by the Trustee of a Clearing System Certificate from the Euroclear Operator or Cedel, as applicable, relating to the appropriate portion of the CTO Temporary Regulation S Global Security.

            (g) Upon acceptance for transfer of a beneficial interest in any Global Security for a beneficial interest in another corresponding Global Security as provided herein, the Trustee shall (or shall request the Clearing Agency to) endorse on the schedules affixed to each of such Global Securities (or on continuations of such schedules affixed to each of such Global Security and made parts thereof) appropriate notations evidencing the date of such transfer and
(x) in the case of the Global Security from which such transfer is made, a decrease in the outstanding balance of such Global Security equal to the outstanding balance being transferred and (y) in the case of the Global Security into which such transfer is made, an increase in the outstanding balance of such Global Security equal to the outstanding balance being transferred.

          SECTION 6. ARTICLE IV OF AGREEMENT. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1998-1
Securities:


                                      ARTICLE IV

                            RIGHTS OF SECURITYHOLDERS AND
                      ALLOCATION AND APPLICATION OF COLLECTIONS

          SECTION 4.4 RIGHTS OF SECURITYHOLDERS. The Series 1998-1 Securities shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1998-1 Securities at the times and in the amounts specified in this Agreement, (a) the Floating Percentage and the Fixed/Floating Percentage (as applicable from time to time) of Collections (including Finance Charge Collections) available in the Collection Account, (b) funds allocable to the Series 1998-1 Securities on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Distribution Account, the Cap Proceeds Account, the CTO Reserve Account, the Payment Reserve Account and the Defeasance Account (for such Series, the "Series 1998-1 Securityholders' Interest"). The Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Security; the CTO Invested Amount and the Class D Invested Amount shall be subordinated to the Class B

Securities; and the Class D Invested Amount shall be subordinated to the Collateralized Trust Obligations, in each case to the extent provided in this
Article IV. The Class B Securities will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Collateralized Trust Obligations will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. Except in connection with a payment of Class D Daily Principal pursuant to subsection 4.9(f) of this Agreement, the Class D Security will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount have been paid in full.

          SECTION 4.5 COLLECTIONS AND ALLOCATION; PAYMENTS ON EXCHANGEABLE TRANSFEROR SECURITY.

               (a) COLLECTIONS AND ALLOCATIONS. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1998-1 Securities, and all funds on deposit in the Interest Funding Account, the Principal Account, the Cap Proceeds Account, the Distribution Account, the CTO Reserve Account, the Payment Reserve Account and the Defeasance Account maintained for this Series, as described in this Article IV. On each Business Day, (i) the amount of Finance Charge Collections available in the Collection Account allocable to Series 1998-1 Securities shall be determined by multiplying the aggregate amount of such Finance Charge Collections by the Floating Percentage, (ii) the amount of Principal Collections available in the Collection Account allocable to the Series 1998-1 Securities shall be determined by multiplying the aggregate amount of such Principal Collections by (x) during the Revolving Period, the Floating Percentage and (y) during any Amortization Period, the Fixed/Floating Percentage, and (iii) the Receivables in Defaulted Accounts allocable to the Series 1998-1 Securities shall be determined by multiplying the aggregate amount of such Receivables in Defaulted Accounts by the Floating Percentage. In addition, on the Closing Date the Transferor shall make a deposit to the Interest Funding Account in the amount of $579,770.10, to be allocated to the Series 1998-1 Certificates and applied as Available Series 1998-1 Finance

Charge Collections in accordance with subsection 4.9(a) of the Agreement.

               (b) PAYMENTS TO THE HOLDER OF THE EXCHANGEABLE TRANSFEROR SECURITY. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1998-1 Securities, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Security as follows:

          For each Business Day on and after the Amortization Period Commencement Date, the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Security shall be determined as provided in subsection 4.3(b) of the Agreement.

          SECTION 4.6 DETERMINATION OF INTEREST FOR THE SERIES 1998-1 SECURITIES. (a) The amount of interest (the "Class A Interest") allocable to the Class A Security with respect to any Business Day shall be an amount equal to the sum of (x) the Series 1998-1 Allocation Percentage of the Total Program Fees accrued from and including the preceding Business Day to but excluding such Business Day and (y) the product of (i) the Class A Interest Rate and (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day.

          On each Business Day, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Interest for such Business Day plus the Class A Interest Shortfall for the preceding Business Day OVER (y) the amount available to be paid to the Class A Securityholder in respect of Class A Interest on such Business Day. The Class A Interest Shortfall shall initially be zero.

            (b) The amount of monthly interest (the "Class B Interest") allocable to the Class B Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Interest

Rate and (ii) a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Invested Amount as of the close of business on the first day of such Interest Accrual Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution Date OVER (y) the amount available to be paid to the Class B Securityholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Securities on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Securityholders, equal to the product of (i) the Class B Interest Rate plus 2% per annum and (ii) such Class B Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Securityholders only to the extent permitted by applicable law.

            (c) The amount of monthly interest (the "CTO Interest") allocable to the Collateralized Trust Obligations with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the CTO Interest Rate and
(ii) a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360 and (iii) the CTO Invested Amount as of the close of business on the first day of such Interest Accrual Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "CTO Interest Shortfall") equal to the excess, if any, of (x) the aggregate CTO Interest for the Interest Accrual Period applicable to the Distribution Date OVER (y) the amount available to be paid to the CTO

Securityholders in respect of interest on such Distribution Date. If there is a CTO Interest Shortfall with respect to any Distribution Date, an additional amount ("CTO Additional Interest") shall be payable as provided herein with respect to the Collateralized Trust Obligations on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such CTO Interest Shortfall is paid to CTO Securityholders, equal to the product of (i) the CTO Interest Rate plus 2% per annum and (ii) such CTO Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, CTO Additional Interest shall be payable or distributed to CTO Securityholders only to the extent permitted by applicable law.

          SECTION 4.6A DETERMINATION OF THE CLASS A INTEREST ADJUSTMENT. On each Business Day on which any obligations of the Trust to the Class A Securityholder remain outstanding, the Servicer shall compute the excess, if any, of (i) the amount payable pursuant to subsection 4.9(a)(i) over (ii) the aggregate amounts actually paid to the Class A Securityholder pursuant to subsection 4.9(a)(i) on such Business Day. The greater of zero and the amount of the excess, if any, computed in the immediately preceding sentence shall be the "Class A Interest Adjustment" for such Business Day and the Servicer shall provide the Trustee with written notice by facsimile or otherwise of the Class A Interest Adjustment. If the Class A Interest Adjustment is greater than zero, the Trustee shall withdraw from the Interest Funding Account and deposit in the Distribution Account an amount equal to the lesser of the aggregate amounts deposited in the Interest Funding Account pursuant to subsections 4.9(a)(iii) and 4.9(a)(ix) of the Agreement during the then current Monthly Period on and prior to such Business Day (less the amount of any prior withdrawals therefrom pursuant to this third sentence of Section 4.6A on each prior Business Day in the then current Monthly Period) and the Class A Interest Adjustment (the greater of any such amount withdrawn and zero, the "CTO Interest Adjustment" for such Business Day). If the Class A Interest Adjustment for such Business Day exceeds the CTO Interest Adjustment for such Business Day, the Trustee shall withdraw from the Interest Funding Account and deposit in the Distribution Account an amount equal to the lesser of (i) the aggregate amounts deposited in the Interest Funding Account pursuant to subsection 4.9(a)(ii) and 4.9(a)(viii) of the Agreement during the then current Monthly Period on and prior to such Business Day (less the amount of any prior withdrawals therefrom pursuant to this fourth sentence of Section 4.6A on each prior Business Day in the then current Monthly Period and (ii) the difference between the Class A Interest Adjustment and the CTO Interest Adjustment (the greater of any such amount withdrawn and zero, the "Class B Interest Adjustment" for such Business Day).

          SECTION 4.7 DETERMINATION OF PRINCIPAL AMOUNTS. (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Security on each Business Day with respect to (A) the Revolving Period (except for any portion of the Revolving Period during a Class A Pay Down Period) shall be an amount equal to the sum of (x) amounts deposited into the Principal Account from the Defeasance Account pursuant to
Section 9A of this Series Supplement and (y) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement and (B) the Amortization Period or the Class A Pay Down Period shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the product of the Fixed/Floating Percentage and the aggregate amount of Principal Collections (less the amount of Redirected Class B Principal Collections, and Redirected CTO Principal Collections and Redirected Class D Principal Collections) with respect to such Business Day, (ii) any amount on deposit in the Excess Funding Account allocated to the Class A Security pursuant to subsection 4.9(d) with respect to such Business Day, (iii) the amount, if any, allocated to the Class A Security pursuant to subsections 4.9(a)(v), (vi), (vii), (x), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) on such Business Day, (iv) the amount of Shared Principal Collections allocated to the Class A Security with respect to such Business Day pursuant to Section 4.3(d) and (v) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement; PROVIDED, HOWEVER, that with respect to any Business Day, Class A Principal may not exceed the Class A Invested Amount; PROVIDED, FURTHER, that with respect to the Scheduled

Series 1998-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

               (b) The amount of principal (the "Class B Principal") distributable from the Distribution Account with respect to the Class B Securities on each Distribution Date, beginning with the Class B Principal Payment Commencement Date, shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the Fixed/Floating Percentage and the aggregate amount of Principal Collections (less the amount of Redirected Class B Principal Collections, Redirected CTO Principal Collections and Redirected Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date in the Amortization Period following the date on which an amount equal to the Class A Invested Amount is paid to the Class A Securityholder in respect of Class A Principal, the Fixed/Floating Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class B Securities pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class B Securities pursuant to subsections 4.9(a)(v), (vi), (x), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement with respect to such Distribution Date,
(iv) the amount of Shared Principal Collections allocated to the Class B Securities with respect to the preceding Monthly Period pursuant to Section 4.3(d) of the Agreement on and after the Class B Principal Payment Commencement Date and (v) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement; PROVIDED, FURTHER, that with respect to any Distribution Date, Class B Principal may not exceed the Class B Invested Amount; PROVIDED, FURTHER, that with respect to the Scheduled Series 1998-1 Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

               (c) The amount of principal (the "CTO Principal") distributable from the Distribution Account with respect to the Collateralized Trust Obligations on each Distribution Date, beginning with the CTO Principal Payment Commencement Date, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the Fixed/Floating Percentage and the aggregate amount of Principal Collections (less the amount of Redirected CTO Principal Collections and Redirected Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the Fixed/Floating Percentage of Principal Collections from the date on which such deposit is made), (ii) any amounts on deposit in the Excess Funding Account allocated to the Collateralized Trust Obligations pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Collateralized Trust Obligations pursuant to subsections 4.9(a)(v), (vi), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a) on such Business Day, (iv) the amount of Shared Principal Collections allocated to the Collateralized Trust Obligations with respect to the preceding Monthly Period pursuant to Section 4.3(d) of the Agreement on and after the CTO Principal Payment Commencement Date and (v) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement; PROVIDED that with respect to any Distribution Date, CTO Principal may not exceed the CTO Invested Amount; PROVIDED, FURTHER, that with respect to the Scheduled Series 1998-1 Termination Date, the CTO Principal shall be an amount equal to the CTO Invested Amount.

          (d) The amount of principal (the "Class D Principal") distributable from the Distribution Account with respect to the Class D Security on each Distribution Date beginning with the Class D Principal Payment Commencement Date, or in the case of distributions of Class D Daily Principal pursuant to the last proviso of this subsection 4.7(d), on each Business Day, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the Fixed/Floating Percentage of Principal Collections (less the amount of Redirected Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the CTO Invested Amount is deposited in the Principal Account to be applied to the payment of CTO Principal, the Fixed/Floating Percentage of Principal

Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class D Security pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, and (iii) the amount, if any, allocated to the Class D Security pursuant to subsections 4.9(a)(v), (vi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date; PROVIDED, HOWEVER, that with respect to the Scheduled Series 1998-1 Termination Date, the Class D Principal shall be an amount equal to the Class D Invested Amount; PROVIDED FURTHER, that on any Business Day during any period other than an Early Amortization Period or Class A Pay Down Period, the Transferor may designate that either (x) an amount up to the lesser of (i) the excess of the Class D Invested Amount over the Stated Class D Amount on such day after taking into account all adjustments of the Class A Invested Amount on such day and (ii) (I) during the Revolving Period an amount equal to (x) the product of the Floating Percentage and the amount of Principal Collections on such Business Day minus (y) Redirected Class B Principal Collections, Redirected CTO Principal Collections and Redirected Class D Principal Collections on such Business Day or (II) after the Amortization Period Commencement Date an amount equal to (x) the product of the Fixed/Floating Percentage and the amount of Principal Collections on such Business Day minus (y) Redirected Class B Principal Collections, Redirected CTO Principal Collections and Redirected Class D Principal Collections on such Business Day minus (z) the amounts allocated with respect to Class A Principal, Class B Principal and CTO Principal on such Business Day (such designated amount, the "Class D Daily Principal") shall be distributed in accordance with subsection 4.9(f) or (y) an amount up to the excess of the Class D Invested Amount over the Stated Class D Amount on such day after taking into account all adjustments of the Class A Invested Amount on such day, shall be subtracted from the Class D Invested Amount and added to the Transferor Interest.

          SECTION 4.8 SHARED PRINCIPAL COLLECTIONS. Shared Principal Collections allocated to the Series 1998-1 Securities and to be applied pursuant to subsections 4.9 (b), 4.9(c)(i)(z), 4.9(c)(ii)(z), 4.9(c)(iii)(z),
4.9(c)(iv)(z) and 4.9(e)(i)(z) for any

Business Day shall mean an amount equal to the sum of (i) the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1998-1 Securities for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day and (ii) Shared Principal Collections for all Series for such Business Day, less the amount thereof to be applied with respect to Principal Shortfalls for all Series for such Business Day, which the Transferor has opted to apply to the Variable Funding Securities of Series 1998-1 in accordance with Section 4.3(d) of the Agreement.

          SECTION 4.9 APPLICATION OF FUNDS. (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw from the Collection Account and the Cap Proceeds Account, to the extent of the sum of (v) prior to the Pay Out Commencement Date, the Floating Percentage of Finance Charge Collections available in the Collection Account or, on and after the Pay Out Commencement Date, the Fixed/Floating Percentage of Finance Charge Collections available in the Collection Account, (w) Investment Earnings on deposit in the Collection Account, (x) amounts on deposit in the Payment Reserve Account, if any, if and to the extent so designated by the Transferor and (y) the Cap Receipt Amount, if any, for such Business Day(the "Available Series 1998-1 Finance Charge Collections"; provided, however, that on the Closing Date the amount of the initial deposit by the Transferor to the Interest Funding Account will also constitute Available Series 1998-1 Finance Charge Collections) the amounts set forth in subsections 4.9(a)(i) through 4.9(a)(xix) in the following priority.

               (i) CLASS A INTEREST. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account and pay to the Class A Securityholders on such Business Day, to the extent of the Available Series 1998-1 Finance Charge Col-lections, an amount equal to the lesser of (x) the Available Series 1998-1 Finance Charge Collections and (y) the sum of (A) the lesser of (I) the Class A Interest for such Business Day and (II) the product of (i) the greater of LIBOR then in effect plus 0.75% per annum and 10% per annum and
     (ii) a fraction the numerator of which is the number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in the then current calendar year and (iii) the Class A Outstanding Principal Balance as of the close of business on the preceding Business Day plus (B) the excess, if any, of the amount payable to the Class A Securityholders pursuant to clause (A) on each prior Business Day over the amount which has been paid to the Class A Securityholders with respect thereto on each prior Business Day.

               (ii) CLASS B INTEREST. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall allocate to the Class B Securities and withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day, and then from the Collection Account and then from the Payment Reserve Account and deposit into the Interest Funding Account, to the extent of the Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the sum of (A) the Daily Portion of Class B Interest to be distributed on the Distribution Date following such Monthly Period plus (B) the excess, if any, of the amount required to be deposited pursuant to clause (A) above on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day plus (C) an amount equal to the portion of Carryover Class B Interest attributable to amounts required to be deposited pursuant to clause (A) above that were not so deposited prior to such Business Day minus the amounts required to be deposited pursuant to clause (B) above.

               (iii) CTO INTEREST. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall allocate to the Collateralized Trust Obligations and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and deposit into the Interest Funding Account, to the extent of the Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the sum of (A) the Daily Portion of CTO Interest to be distributed on the Distribution Date following such Monthly Period plus (B) the excess, if any, of the amount required to be deposited pursuant to clause (A) above on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day plus
     (C) an amount equal to the portion of Carryover CTO Interest attributable to amounts required to be deposited pursuant to clause (A) above that were not so deposited prior to such Business Day minus the amounts required to be deposited pursuant to clause (B) above.

               (iv) SERVICING FEE. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and distribute to the Servicer, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the Servicing Fee for such Business Day plus any Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer

               (v) SERIES DEFAULT AMOUNT. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount second, only if such day is a Default Recognition Date, from the Transferor an amount equal to the aggregate Transferor Retained Finance Charge Collections for each day during the related Monthly Period and then from the Collection Account and then from the Payment Reserve Account to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the sum of (1) the aggregate Series Default Amount for such Business Day PLUS
     (2) the unpaid Series Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period) treated as Shared Principal Collections, (B) during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Securityholder on the next Distribution Date,
     (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Securityholders on the next Distribution Date, (D) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the CTO Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the CTO Securityholders on the next Distribution Date and (E) on and after the day such deposit to the Principal Account with respect to CTO

     Invested Amount has been made, to be paid to the Class D Securityholders.

               (vi) ADJUSTMENT PAYMENT SHORTFALLS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) an amount equal to the Series 1998-1 Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections,
     (ii) during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Securityholder on the next Distribution Date, (iii) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account for payment to the Class B Securityholders on the next Distribution Date, (iv) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the CTO Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the CTO Securityholders on the next Distribution Date and (v) on and after the day such deposit to the Principal Account with respect to CTO Invested Amount has been made, to be paid to the Class D Securityholders.

               (vii) REIMBURSEMENT OF CLASS A SERIES CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the unreimbursed Class A Series Charge-Offs, if any; such amount will be applied to reimburse Class A Series Charge-Offs, and, during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), will be treated as Shared Principal Collections, and during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account will be deposited in the Principal Account for distribution to the Class A Securityholders on the next Distribution Date.

               (viii) UNPAID CLASS B INTEREST. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall allocate to the Class B Securities and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and deposit in the Interest Funding Account, to the extent of the Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the sum of (1) the excess of the Daily Portion of the product of (i) the Class B Interest Rate and (ii) a fraction the numerator of which is the actual number of days in the then current Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period, over the amount on deposit in the Interest Funding Account or previously paid to the Class B Securityholders with respect thereto and (2) any additional interest (to the extent permitted by applicable law) at the Class B Interest Rate plus 2% for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Securityholders.

               (ix) UNPAID CTO INTEREST. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall allocate to the Collateralized Trust Obligations and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and deposit in the Interest Funding Account, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the sum of (1) the excess of the Daily Portion of the product of (i) the CTO Security Rate and (ii) a fraction the numerator of which is the actual number of days in the then current Interest Accrual Period and the denominator of which is 360 and (iii) the CTO Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period over the amount on deposit in the Interest Funding Account or previously paid to the CTO Securityholders with respect thereto and (2) any additional interest (to the extent permitted by applicable law) at the CTO Security Rate plus 2% for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the CTO Securityholders.

               (x) REIMBURSEMENT OF CLASS B SERIES CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt

     Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses
     (c) and (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections, (ii) during the Amortization Period or the Class A Pay Down Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Securityholders on the next Distribution Date, and (iii) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Securityholders on the next Distribution Date.

               (xi) REIMBURSEMENT OF CTO SERIES CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (x), an amount equal to the lesser of (x) any remaining Available Series 1998-1 Finance Charge Collections and (y) the unreimbursed amount by which the CTO Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of CTO Invested Amount, if any, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A

     Paydown Period), to be treated as Shared Principal Collections, (ii) during the Amortization Period or the Class A Pay Down Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Securityholders on the next Distribution Date,
     (iii) during the Amortization Period, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class B Securityholders on the next Distribution Date and (iv) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the CTO Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the CTO Securityholders on the next Distribution Date.

               (xii) REIMBURSEMENT OF CLASS D SERIES CHARGE-OFFS. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (xi), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and (e) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections, (ii) during the Amortization Period or the Class A Pay Down Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Securityholders on the next Distribu-tion Date, (iii) during the Amortization Period, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class B Securityholders on the next Distribution Date,
     (iv) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the CTO Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the CTO Securityholders on the next Distribution Date and (v) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class D Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class D Securityholders on the next Distribution Date.

               (xiii) ADDITIONAL CLASS A INTEREST. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and pay to the Class A Securityholder on such Business Day, to the extent of the Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) through
     (xii), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the excess, if any, of (1) the sum of Class A Interest for such Business Day and the Class A Interest Shortfall for the preceding Business Day OVER (2) the amounts previously deposited into the Interest Funding Account on such Business Day pursuant to subsection 4.9(a)(i).

               (xiv) CLASS A COSTS. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the


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

     Payment Reserve Account and pay to the Class A Securityholder, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xiii), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the Class A Costs for such Business Day and any such amounts that remain unpaid from previous days to the extent not included in Class A Costs for such Business Day.

               (xv)CTO RESERVE ACCOUNT. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to withdrawals pursuant to subsections 4.9(a)(i) through (xiv), an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the amount by which the Specified CTO Reserve Amount exceeds the amount on deposit in the CTO Reserve Account, and deposit such amount, if any, into the CTO Reserve Account.

               (xvi) PAYMENT RESERVE ACCOUNT. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xv) an amount equal to the lesser of (x) any such remaining Available Series 1998-1 Finance Charge Collections and (y) the amount designated by the Transferor in writing (which include facsimile transmission) in its instructions to the Trustee on such Business Day and deposit such amount, if any, into the Payment Reserve Account.


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

               (xvii) EXCESS FINANCE CHARGE COLLECTIONS. Any amounts remaining in the Cap Proceeds Account or the Collection Account to the extent of any Available Series 1998-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xvi), shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Cap Proceeds Account, if applicable, and the Collection Account and the Payment Reserve Account and to first make such amounts available to pay to Securityholders of other Series to the extent of shortfalls, if any, in amounts payable to such Securityholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then on each Business Day other than the Default Recognition Date, pay to the Transferor to be treated as "Transferor Retained Finance Charge Collections," and, on each Default Recognition Date pay any remaining Excess Finance Charge Collections to the Transferor.

          (b) For each Business Day with respect to the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), the funds on deposit in the Collection Account to the extent of the lesser of (A) the Class A Invested Amount and (B) the sum of (x) the product of the Floating Percentage and (ii) the amount of Principal Collections on such Business Day (such product the "Revolving Principal Collections") less the amount of Redirected Class D Principal Collections, Redirected CTO Principal Collections and Redirected Class B Principal Collections on such Business Day (the Revolving Principal Collections less the Redirected Class D Principal Collections, the Redirected CTO Principal Collections and the Redirected Class B Principal Collections on the related Business Day, the "Net Revolving Principal Collections"), (y) the amount then on deposit in the Collection Account pursuant to subsection 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1998-1 Securities in accordance with Section 4.8 on such Business Day may, at the option of the Transferor or shall, if the Aggregate ABC Principal Amount exceeds the Aggre-


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

gate Interest Rate Caps Notional Amount on such Business Day, pursuant to instructions delivered to the Servicer and the Trustee by facsimile or other similar means of documented communication, be deposited into the Defeasance Account and applied as provided in Section 9A(b) of this Series Supplement. During the Revolving Period (except for any portion of the Revolving Period during a Class A Pay Down Period), an amount equal to the Net Revolving Principal Collections less any amount deposited to the Defeasance Account pursuant to the immediately preceding sentence shall be treated as Shared Principal Collections and applied pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(d) of the Agreement.

          (c) For each Business Day on and after the Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account and the other amounts described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

               (i) on and prior to the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Redirected Class B Principal Collections, Redirected CTO Principal Collections or Redirected Class D Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A Security on such Business Day pursuant to subsection 4.9(d), (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vi), (vii), (x), (xi) and (xii) of the Agreement from Available Series 1998-1 Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) of the Agreement on such Business Day, (y) any amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1998-1 Securities in accor-dance with Section 4.8 on such Business Day, will be paid to the Class A Securityholder;

               (ii) on and after the day on which an amount equal to the Class A Invested Amount has been paid to the Class A Securityholder, an amount (not in excess of the Class B Invested Amount) equal to the sum of (v) an amount equal to the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Redirected Class B Principal Collections, Redirected CTO Principal Collections or Redirected Class D Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class B Securities on such Business Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class B Securities pursuant to subsections 4.9(a)(v), (vi), (x), (xi) and (xii) of the Agreement from Available Series Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement with respect to such Business Day, (y) any amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1998-1 Securities in accordance with Section 4.8 on such Business Day (such sum, the "Class B Daily Principal Amount") will be deposited into the Principal Account;

               (iii) on and after the day on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the CTO Invested Amount) equal to the sum of (v) an amount equal to the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Redirected CTO Principal Collections or Redirected Class D Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Collateralized Trust Obligations on such Business Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Collateralized Trust Obliga-tions pursuant to subsections 4.9(a)(v), (vi), (xi) and (xii) of the Agreement from Available Series Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a) of the Agreement with respect to such Business Day, (y) any amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1998-1 Securities in accordance with Section 4.8 on such Business Day (such sum, the "CTO Daily Principal Amount") will be deposited into the Principal Account;

               (iv) on and after the day on which an amount equal to the CTO Invested Amount has been deposited in the Principal Account to be applied to the payment of CTO Principal, an amount equal to the sum of (w) an amount equal to the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Redirected Class D Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class D Security on such Business Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class D Security pursuant to subsections 4.9(a)(v), (vi) and (xii) of the Agreement from Available Series 1998-2 Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1998-1 Securities in accordance with Section 4.8 on such Business Day (such sum, the "Class D Daily Principal Amount") will be distributed to the Class D Securityholders; and

               (v) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) and (x), (ii)(v) and (x) and (iii)(v) and (x) above over (B) the sum of Class A Principal, Class B Principal and CTO Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement.

          (d) On the first Business Day of the Amortization Period, funds on deposit in the Excess Funding Account will be deposited in the Principal Account, provided that if any other Series enters its Amortization Period, as defined in its related Series Supplement, the amount of the foregoing deposit shall be equal to the product of an amount equal to the amount of funds on deposit in the Excess Funding Account and a fraction the numerator of which is the Invested Amount and the denominator of which is equal to the sum of the invested amounts of each Series then entering its related Amortization Period as defined in its related Series Supplement. Amounts deposited in the Principal Account pursuant to the foregoing sentence will be allocated in the following order of priority: (i) to the Class A Security in an amount not to exceed the Class A Principal after subtracting therefrom any amounts to be paid to the Class A Securityholders with respect thereto pursuant to subsections 4.9(c)(i)(v), (y), and (z), (ii) to the Class B Securities in an amount not to exceed the Class B Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(v), (y) and (z), and (iii) to the Collateralized Trust Obligations in an amount not to exceed the CTO Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(v), (y) and (z). On and after the Class D Principal Payment Commencement Date any amounts remaining on deposit in the Excess Funding Account and allocated to the Series 1998-1 Securities will be deposited in the Principal Account in an amount not to exceed the Class D Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iv)(w), (y) and (z).

          (e) For each Business Day during the Class A Pay Down Period:

               (i) funds on deposit in the Collection Account will be, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, paid to the Class A Securityholder in respect of the Class A Principal in an amount (not in excess of the Class A Invested Amount) equal to the sum of (w) the product of the Fixed/Floating Percentage and Principal Collections in the Collec-tion Account at the end of the preceding Business Day (less the amount thereof to be applied as Redirected Class B Principal Collections or Redirected CTO Principal Collections on such Business Day), (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vi), (x), (xi) and (xii) of the Agreement from Available Series 1998-1 Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) of the Agreement on such Business Day, (y) any amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1998-1 Securities in accordance with Section 4.8 of the Agreement on such Business Day;

               (ii) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(w) and (x) above over (B) the Class A Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement.

          (f) On each Business Day on which Class D Daily Principal has been allocated pursuant to subsection 4.7(d) of the Agreement, funds on deposit in the Collection Account in an amount equal to the Class D Daily Principal Amount designated by the Transferor with respect to such Business Day will be distributed to the Class D Securityholders.

          SECTION 4.10 COVERAGE OF REQUIRED AMOUNT FOR THE SERIES 1998-1 SECURITIES. (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1998-1 Finance Charge Collections in subsections 4.9(a)(i) through (xvi), Transferor Finance Charge Collections in an amount equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day DIVIDED by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested (the "Negative Carry Amount").

          (b) To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xvi), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1998-1 Finance Charge Collections in subsections 4.9(a)(i) through (xvi), all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 1998-1 Securities in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1998-1 Finance Charge Collections and Transferor Finance Charge Collections on such Business Day (the "Required Amount"). Excess Finance Charge Collections allocated to the Series 1998-1 Securities for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

          SECTION 4.11 PAYMENT OF INTEREST WITH RESPECT TO SECURITIES. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 1998-1 Securities and deposit such amount in the Distribution Account. On each Business Day, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to Class A Securityholders from the Distribution Account an amount equal to the sum of the CTO Interest Adjustment, if any, and the Class B Interest Adjustment, if any, deposited into the Distribution Account pursuant to Section 4.6A. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement (x) to the Class B Securityholders from the Distribution Account the amount deposited into the Interest Funding Account during the preceding Monthly Period pursuant to subsections


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

4.9(a)(ii) and (viii) and Sections 4.10 and 4.14 less the aggregate Class B Interest Adjustment made with respect to the related Interest Accrual Period and
(y) the CTO Securityholders from the Distribution Account the amount deposited into the Interest Funding Account pursuant to subsections 4.9(a)(iii) and (ix) and Sections 4.10 and 4.14 during the preceding Monthly Period less the aggregate CTO Interest Adjustment made in the related Interest Accrual Period.

          SECTION 4.12  PAYMENT OF SECURITY PRINCIPAL.

          (a) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for such Distribution Date. On the Class B Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Security on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with
Section 5.1 to the Class B Securityholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

          (b) On the Transfer Date preceding the CTO Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the CTO Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1998-1 Securities (after giving effect to transfers pursuant to subsection 4.12(b)). On the CTO Principal Payment Commencement Date, after the payment of any principal amounts to the Class B Securities on such day, and on each Distribution Date thereafter until the CTO Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the CTO Securityholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.


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

          (c) On the Transfer Date preceding the Class D Principal Payment Commencement Date and each Business Day thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall make payments of principal to the Class D Securityholders in accordance with subsection 4.9(c)(iv) of the Agreement.

          (d) On each Business Day the Trustee acting in accordance with instructions from the Servicer set forth in the Daily Report for such Business Day shall make payments of principal to the Class D Securityholders of Class D Daily Principal, if any, designated by the Transferor pursuant to Section 4.7(d) of the Agreement.

          Any amounts remaining in the Principal Account and allocable to the Series 1998-1 Securities, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with subsection 4.3(d) of the Agreement.

          SECTION 4.13 SERIES CHARGE-OFFS. (a) If, on any Determination Date, the aggregate Series Default Amount and the Series 1998-1 Percentage of unpaid Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1998-1 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(v) and (vi) of the Agreement and the amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to Section 4.10 of the Agreement, and the amount of Redirected Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the Class D Invested Amount will be reduced by the amount by which the remaining aggregate Series Default Amount and Series 1998-1 Percentage of unpaid Adjustment Payments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Class D Series Charge-Off").

          (b) In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero, and, the CTO Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Series De-


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

fault Amount and Series 1998-1 Percentage of unpaid Adjustment Payments for such Monthly Period (a "CTO Series Charge-Off").

          (c) In the event that any such reduction of the CTO Invested Amount would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the CTO Invested Amount would have been reduced below zero, but not more than the remaining aggregate Series Default Amount and Series 1998-1 Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Series Charge-Off").

          (d) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Series Default Amount and Series 1998-1 Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Series Charge-Off").

          SECTION 4.14 REDIRECTED PRINCIPAL COLLECTIONS FOR THE SERIES 1998-1 SECURITIES. (a) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class D Invested Amount, (ii) the product of
(x)(I) during the Revolving Period, the Class D Floating Percentage or (II) during an Amortization Period, the Class D Fixed/Floating Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day, (b) the Class B Required Amount for such Business Day and (c) the CTO Required Amount for such Business Day (such amount called "Redirected Class D Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount and then to the components of the CTO Required Amount in the same priority as amounts are applied to such components from Available Series 1998-1 Finance Charge Collections pursuant to subsection 4.9(a).


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

          (b) On each Business Day, the Servicer will determine an amount equal to the least of (i) the CTO Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the CTO Floating Percentage or (II) during an Amortization Period, the CTO Fixed/Floating Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day over the amount of Redirected Class D Principal Collections applied with respect thereto for such Business Day and (b) the Class B Required Amount for such Business Day over the amount of Redirected Class D Principal Collections applied with respect thereto for such Business Day (such amount called "Redirected CTO Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the remaining components of the Class A Required Amount and then to the remaining components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 1998-1 Finance Charge Collections pursuant to subsection 4.9(a).

          (c) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the sum of the amount of Redirected Class D Principal Collections and Redirected CTO Principal Collections applied with respect thereto for such Business Day (such amount called "Redirected Class B Principal Collections") and shall apply Principal Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 1998-1 Finance Charge Collections pursuant to subsection 4.9(a).

          SECTION 4.15 DETERMINATION OF LIBOR. (a) "LIBOR" shall mean, for a specific Interest Accrual Period, the rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR


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

Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such Interest Accrual Period will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Interest Accrual Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

          (b) The Class B Interest Rate and the CTO Security Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Series 1998-1 Securityholder by telephoning the Trustee at (212) 815-5737.

          (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Accrual Period.

          SECTION 4.16  PAYMENT RESERVE ACCOUNT.

          (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment


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

Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Securityholders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 20 Business Days establish a new Payment Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

          (b) The Transferor, at its discretion, may withdraw on any Determination Date a part or all of any amounts remaining in the Payment Reserve Account after giving effect to any withdrawals required to be made under subsection 4.9(a) above.

          (c) Funds on deposit in the Payment Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. On each Business Day following a deposit of funds to the Payment Reserve Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1998-1 Finance Charge Collections.

          SECTION 4.17  CTO RESERVE ACCOUNT.

          (a) The Servicer, for the benefit of the CTO Securityholders, shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the CTO Securityholders, a reserve account (the "CTO Reserve Account"), which shall be a


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

segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the CTO Securityholders. The Trustee will possess all right, title and interest in all funds on deposit from time to time in the CTO Reserve Account and in all proceeds thereof. The CTO Reserve Account will be under the sole dominion and control of the Trustee for the benefit of the CTO Securityholders. If, at any time, the institution holding the CTO Reserve Account ceases to be a Qualified Institution, the Trustee will within 10 Business Days establish a new CTO Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new CTO Reserve Account. From the date such new CTO Reserve Account is established, it shall be the "CTO Reserve Account."

          (b) The Servicer shall on each Business Day deposit in the CTO Reserve Account an amount equal to the excess of the Specified CTO Reserve Amount over the amount on deposit in the CTO Reserve Account to the extent of funds available therefor pursuant to subsection 4.9(a) (xv) of the Agreement. Funds on deposit in the CTO Reserve Account shall be withdrawn by the Servicer in the following order of priority: (i) on each Default Recognition Date an amount not exceeding the amount deposited in the CTO Reserve Account during the then current Monthly Period pursuant to subsection 4.9(a)(xv) of the Agreement, shall be applied to any shortfalls in amounts payable pursuant to subsection 4.9(a)(v) of the Agreement which have not been paid from Available Series 1998-1 Finance Charge Collections or Transferor Retained Finance Charge Collections (prior to application of amounts described herein), which amount shall be treated as Transferor Retained Finance Charge Collections and applied in accordance with subsection 4.9(a)(v) of the Agreement, (ii) on each Business Day amounts remaining in the CTO Reserve Account shall be applied to any shortfalls in amounts payable pursuant to subsections 4.9(a)(iii) and 4.9(a)(ix) of the Agreement which have not been paid from Available Series 1998-1 Finance Charge Collections, Transferor Finance Charge Collections, Excess Finance Charge Collections or Redirected Class D Principal Collections, which amounts shall be applied in accordance with subsections


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

4.9(a)(iii) and 4.9(a)(ix) of the Agreement, respectively, and (iii) on the CTO Principal Payment Commencement Date an amount equal to the CTO Series Charge-Offs, if any, shall be applied in accordance with subsection 4.9(c)(iii) of the Agreement. Amounts on deposit in the CTO Reserve Account may be subsequently released therefrom to the extent that such amounts exceed the Specified CTO Reserve Amount and shall be treated as Transferor Retained Finance Charge Collections to be applied for the then current Monthly Period in accordance with subsection 4.9(a) of the Agreement.

          (c) Funds on deposit in the CTO Reserve Account will be invested by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the CTO Reserve Account (to the extent the amount on deposit therein is less than the Specified CTO Reserve Amount) or shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1998-1 Finance Charge Collections.

     SECTION 4.18  CTO DEFAULTS AND REMEDIES.

     CTO Securityholders will have certain remedies available to them upon the occurrence of a CTO Default. A "CTO Default" means any one of the following events: (i) on two consecutive Distribution Dates the CTO Monthly Interest accrued with respect to the related Interest Accrual Period is not paid in full to the CTO Securityholders; or (ii) there is a CTO Charge-Off on three consecutive Distribution Dates. If a CTO Default has occurred, upon the direction of CTO Securityholders holding more than 50% of the CTO Invested
Amount: (i) the Specified CTO Reserve Amount will thereafter be equal to the outstanding principal amount of the Collateralized Trust Obligations; or (ii) following the payment in full of the Class A Invested and the Class B Invested Amount, the Trustee will sell or cause to be sold, and the Trustee will pay the proceeds to the Securityholders in final payment of all principal of and accrued interest on such Series to be applied first to


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

the CTO Invested Amount until paid in full and then to the Class D Invested Amount until paid in full, an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Invested Amount at the close of business on such date; PROVIDED, that the amount of such Principal Receivables shall not exceed the sum of (1) the product of (A) the Transferor Percentage on the date of any such sale, (B) the aggregate outstanding Principal Receivables on such date and (C) a fraction the numerator of which is the Invested Amount on such date and the denominator of which is the sum of the invested amounts of all Series and (2) the Invested Amount on such date. The Transferor will be permitted to purchase such Receivables in such case and will have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party for fair value. Any proceeds of such sale in excess of such principal and interest paid will be paid to the Transferor.

          Section 7. ARTICLE V OF THE AGREEMENT. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1998-1 Securities:


                                      ARTICLE V

                        DISTRIBUTIONS AND REPORTS TO INVESTOR
                                   SECURITYHOLDERS

          SECTION 5.1 DISTRIBUTIONS. (a) On each Business Day, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to the Class A Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's PRO RATA share (based on the aggregate Undivided Interests represented by the Class A Security held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the Class A Securityholder pursuant to Section 4.11 of the Agreement and amounts deposited in the Principal Account pursuant to subsection 9A(b) of this Supplement and amounts on deposit in the Principal Account or Principal Funding


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

Account pursuant to subsection 4.9(c)(i) of the Agreement by wire transfer to an account or accounts designated by such Class A Securityholder by written notice given to the Paying Agent not less than five days prior to such Business Day; PROVIDED, HOWEVER, that the final payment in retirement of the Class A Security will be made only upon presentation and surrender of the Class A Security at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

          (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's PRO RATA share (based on the aggregate Undivided Interests represented by Class B Securities held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the Class B Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to an account or accounts designated by such Class B Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; PROVIDED, HOWEVER, that the final payment in retirement of the Class B Securities will be made only upon presentation and surrender of the Class B Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

          (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each CTO Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's PRO RATA share (based on the aggregate Undivided Interests represented by Collateralized Trust Obligations held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the CTO Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each CTO Securityholder to an account or accounts designated by


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

such CTO Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; PROVIDED, HOWEVER, that the final payment in retirement of the Collateralized Trust Obligations will be made only upon presentation and surrender of the Collateralized Trust Obligations at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

          SECTION 5.2 SECURITYHOLDERS' STATEMENT. (a) On the 20th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Securityholder and the Rating Agencies a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information:

               (i) the total amount distributed;

               (ii) the amount of such distribution allocable to Class A Principal, Class B Principal, CTO Principal and Class D Principal;

               (iii) the amount of such distribution allocable to Class A Monthly Interest and Carryover Class A Monthly Interest, Class B Monthly Interest and Carryover Class B Monthly Interest, CTO Monthly Interest and Carryover CTO Monthly Interest and any amounts payable to the Class D Securityholders with respect to interest;

               (iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Security, the Class B Securities, the Collateralized Trust Obligations and the Class D Security, respectively;

               (v) the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Security, the Class B Securities, the Collateralized Trust Obligations and the Class D Security, respectively;



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

               (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount, the Class D Invested Amount, the Floating Percentage and, during the Amortization Period, the Fixed/Floating Percentage, as of the end of the day on the last day of the related Monthly Period;

               (vii) the aggregate outstanding balance of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

               (viii) the aggregate Series Default Amount for the preceding Monthly Period;

               (ix) the aggregate amount of Class A Series Charge-Offs, Class B Series Charge-Offs, CTO Series Charge-Offs and Class D Series Charge-Offs for the preceding Monthly Period;

               (x) the amount of the Servicing Fee for the preceding Monthly Period;

               (xi) the amount of unreimbursed Redirected Class B Principal Collections, Redirected CTO Principal Collections and Redirected Class D Principal Collections for the related Monthly Period;

               (xii) the aggregate amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

               (xiii) the Aggregate Interest Rate Caps Notional Amount and the amount deposited in the Cap Proceeds Account during the related Monthly Period.

               (b) ANNUAL SECURITYHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year, beginning with calendar year 1999, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1998-1 Securityholder, a statement prepared by the Servicer containing the information required to be contained in


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

the regular report to Series 1998-1 Securityholders, as set forth in subclauses
(i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1998-1 Securityholder, together with, on or before January 31 of each year, beginning in 1999, such other customary information (consistent with the treatment of the Securities as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1998-1 Securityholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 7A. ARTICLE VI OF THE AGREEMENT. Article VI (except for Sections 6.01 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1998-1:


                                      ARTICLE VI
                                    THE SECURITIES

          SECTION 6.15   ADDITIONAL CLASS A INVESTED AMOUNTS.   The Class A
Securityholder agrees, by acceptance of the Class A Security, that the Transferor may from time to time, other than after a Pay Out Commencement Date, request that such Class A Securityholder acquire on any Business Day additional undivided interests in the Trust in specified amounts (such amounts, the "Additional Class A Invested Amounts"); PROVIDED, HOWEVER, that if such an increase in the Class A Invested Amount would cause a Trust Pay Out Event or a Series 1998-1 Pay Out Event to occur, then the amount of the increase in the Class A Invested Amount shall be limited on such Business Day to the maximum increase in the Class A Invested Amount that may be obtained without causing either a Trust Pay Out Event or a Series 1998-1 Pay Out Event to occur; and PROVIDED FURTHER, that in no case shall the Class A Invested Amount be increased above the Class A Maximum Invested Amount. The Additional Class A Invested Amounts on any Business Day shall not exceed an amount equal to the excess of the aggregate amount of Principal Receivables over the


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

greater of (a) the sum of (i) the aggregate invested amount of each Series then outstanding as of such day including the Class A Security (prior to the addition of such Additional Class A Invested Amount) minus amounts on deposit in the Principal Account or Principal Funding Account for any Series, if any, and (ii) the Minimum Transferor Interest as of such day or (b) the Minimum Aggregate Principal Receivables. The Class A Securityholder shall acquire such Additional Class A Invested Amount, only if (a) the Class D Invested Amount following the acquisition of such Additional Class A Invested Amount shall be at least equal to the Stated Class D Amount (including increases to the Class D Invested Amount pursuant to Section 6.16 of the Agreement), (b) the notional amount of the Interest Rate Caps shall be at least equal to the Aggregate ABC Principal Amount after giving effect to the proposed increase in the Class A Invested Amount, (c) after giving effect to the proposed increase in the Class A Invested Amount no Series 1998-1 Pay Out Event shall occur as a result of such increase and (d) the conditions precedent to issuance of Commercial Paper or making a Revolving Loan (as defined in the Liquidity Agreement) pursuant to the Liquidity Agreement have been met. If the Class A Securityholder acquires such Additional Class A Invested Amount, such Class A Securityholder shall pay an amount equal to the Additional Class A Invested Amount to the Trustee and, in consideration of such Securityholder's payment of the Additional Class A Invested Amount, the Servicer shall appropriately note such Additional Class A Invested Amount (and the increased Class A Invested Amount) on the next succeeding Servicer's report and direct the Trustee in writing to pay to the Transferor an amount equal to the remaining proceeds in an amount not to exceed such Additional Class A Invested Amount, and the Invested Amount of the Class A Security will be equal to the Invested Amount of the Class A Security stated in such Servicer's report.

          The purchase of any Additional Class A Invested Amount shall be in an aggregate principal amount that is not less than $1,000,000 or integral multiples of $1,000,000 in excess thereof.

          The outstanding amounts of any Additional Class A Invested Amount purchased by the Class A Securityholder shall be evidenced by a Class A Security


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

to be issued on the Closing Date substantially in the form of Exhibit A-1 hereto. The Class A Securityholder shall be and is hereby authorized to record on the grid attached to its Class A Security (or at such Class A Securityholder's option, in its internal books and records) the date and amount of any Additional Class A Invested Amount purchased by it, and each repayment thereof; PROVIDED that failure to make any such recordation on such grid or any error in such grid shall not adversely affect the Class A Securityholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by the Class A Securityholder.

          SECTION 6.16  ADDITIONAL CLASS D INVESTED AMOUNTS.

          (a) On any Business Day while any Series 1998-1 Securities are outstanding, the Transferor may elect to increase the Class D Invested Amount (such additional amounts, "Additional Class D Invested Amounts") by written notice to the Trustee on such date which notice shall specify the effective date and the amount of such increase in the Class D Invested Amount; PROVIDED, HOWEVER, that if such an increase in the Class D Invested Amount would cause a Trust Pay Out Event or a Series 1998-1 Pay Out Event to occur, then the amount of the increase in the Class D Invested Amount shall be limited on such Business Day to the maximum increase in the Class D Invested Amount that may be obtained without causing either a Trust Pay Out Event or a Series 1998-1 Pay Out Event to occur; and PROVIDED FURTHER, that in no case shall the Class D Invested Amount be increased above the Class D Maximum Required Amount; PROVIDED FURTHER that no such increase in the Class D Invested Amount shall be permitted under this
Section 6.16 unless: (i) after giving effect to the proposed increase in Class D Invested Amount the Transferor Interest shall equal or exceed the Minimum Transferor Interest, (ii) no Series 1998-1 Pay Out Event will occur as a result of such increase in the Class D Invested Amount and (iii) such increase in the Class D Invested Amount shall be made concurrently with an increase in the Class A Invested Amount pursuant to Section 6.15 of the Agreement.


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

          SECTION 6.17 EXTENSION. (a) If a Pay Out Event has not occurred or has occurred but has been remedied on or before the 30th Business Day preceding the Extension Date, the Transferor, in its sole discretion, may deliver to the Trustee on or before such date a notice substantially in the form of Exhibit E (the "EXTENSION NOTICE") to this Series Supplement. The Trustee shall deliver a copy of the Extension Notice and all documents annexed thereto to the Investor Securityholders of record on the date of receipt thereof. The Transferor shall state in the Extension Notice that it intends to extend the Revolving Period until the later Amortization Period Commencement Date set forth in the Extension Notice. The Extension Notice shall also set forth the next Extension Date. The following documents shall be annexed to the Extension Notice: (i) a form of the Opinion of Counsel addressed to the Transferor and the Trustee to the effect that despite the extension the Trust will not be treated as an association taxable as a corporation (the "EXTENSION TAX OPINION"); (ii) a form of the Opinion of Counsel addressed to the Transferor and the Trustee (the "EXTENSION OPINION") to the effect that (A) the Transferor has the corporate power and authority to effect the Extension, (B) the extension has been duly authorized by the Transferor, and (C) all conditions precedent to the Extension required by this Section 6.17 have been fulfilled; (iii) a form of Investor Securityholder Election Notice substantially in the form of Exhibit F (the "ELECTION NOTICE") to this Series Supplement; and (iv) a schedule setting forth the Aggregate Interest Rate Caps Notional Amount for the period or periods as indicated from the Extension Date through the new Scheduled Series 1998-1 Termination Date, each as specified in the related Extension Notice. In addition, the Extension Notice shall state that any Investor Securityholder electing to approve the Extension must do so on or before the Election Date (as defined below) by returning the annexed Election Notice properly executed to the Trustee in the manner described below. The Extension Notice shall also state that an Investor Securityholder may withdraw any such election in whole or in part on or before the Election Date, and the Transferor, in its sole discretion, may, prior to the Election Date, withdraw its election to extend the Revolving Period. Any Holder that elects to approve an Extension hereunder shall deliver a duly executed Election Notice to the



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Trustee at the address designated in the Extension Notice on or before 3:00
p.m., New York City time, on or before the fifth Business Day preceding the Extension Date (such Business Day constituting the "Election Date").

          (b) No extension shall occur unless each of the following conditions have been satisfied prior to the close of business on the Election Date: (i) no Pay Out Event shall have occurred and be continuing, (ii) there shall have been delivered to the Trustee (A) the Extension Tax Opinion and the Extension Opinion, each addressed to the Trustee and (B)(1) written confirmation from each Rating Agency rating the Class A Security that the Extension will not cause such Rating Agency to lower or withdraw its then current rating of such Investor Securities, (2) written confirmation from each Rating Agency rating the Class B Securities that the Extension will not cause such Rating Agency to lower or withdraw its then current rating of such Investor Securities, and (3) written confirmation from each Rating Agency rating its Collateralized Trust Obligations that the extension will not cause such Rating Agency to lower or withdraw its then current rating of such Investor Securities, (iii) each of the holders of the Class A Security, the Class B Securities, and the Collateralized Trust Obligations shall have elected to approve the Extension by returning to the Trustee on or before the Election Date the executed Election Notice annexed to the Extension Notice delivered to the Securityholders pursuant to subsection 6.17(a) of the Agreement. If, by the close of business on the Election Date, all of the conditions stated in this subsection 6.17(b) of the Agreement have not been satisfied and all such documents delivered to the Trustee pursuant to this subsection 6.17(b) of the Agreement are not in form satisfactory to it, or if the Transferor has notified the Trustee, prior to the Election Date, that the Transferor has exercised its right to withdraw its election of an Extension, no Extension shall occur.

          (c) The execution by the required number of Investor Securityholders of the applicable Election Notice and return thereof to the Trustee by the required Date and time, the continued election by the Transferor to extend the Revolving Period at the Election Date, and the compliance with all of the provisions of this Sec-


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

tion 6.17, shall evidence an extension or renewal of the obligations represented by the Investor Securities, and not a novation or extinguishment of such obligations or a substitution with respect thereto.

          (d) To the extent required by applicable laws and regulations, as evidenced by an Opinion of Counsel delivered by the Transferor to the Trustee, the provisions of this Section 6.17 shall or may be modified to comply with all applicable laws and regulations in effect at the time of the Extension.

          SECTION 8. SERIES 1998-1 PAY OUT EVENTS. If any one of the following events shall occur with respect to the Series 1998-1 Securities:

               (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1998-1 Securityholders and which continues unremedied for a period of 60 days (or, in the case of a covenant pursuant to Section 3A of this Series Supplement, 30 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1998-1 Securities evidencing Undivided Interests aggregating not less than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the CTO Invested Amount, and continues to affect materially and adversely the interests of the Series 1998-1 Securityholders for such period;

               (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incor-


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

rect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1998-1 Securities evidencing Undivided Interests aggregating more than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the CTO Invested Amount, and (ii) as a result of which the interests of the Series 1998-1 Securityholders are materially and adversely affected and continue to be materially and adversely affected for such period; PROVIDED, HOWEVER, that a Series 1998-1 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

               (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average Base Rates for such three consecutive Monthly Periods;

               (d) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the Series 1998-1 Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than (B) the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount, the CTO Outstanding Principal Amount and the Class D Outstanding Principal Amount or (iii) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables, in each case as of any Determination Date;

               (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1998-1 Securityholders; or

               (f) the amount on deposit in the Excess Funding Account as a percentage of the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account shall equal or


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exceed 30% on the last day of three consecutive Monthly Periods;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1998-1 Securities evidencing Undivided Interests aggregating more than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the CTO Invested Amount by notice then given in writing to the Trustee, the Transferor, the Cap Provider and the Servicer may declare that a pay out event (a "Series 1998-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (f), a Series 1998-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1998-1 Securityholders immediately upon the occurrence of such event.

          SECTION 8A.  CLASS A PAY DOWN PERIOD.   If (i) a Class A Event of
Default shall have occurred and the Trustee shall have received written notice from Lenders (as defined in the Liquidity Agreement) whose aggregate Voting Interests (as defined in the Collateral Trust Agreement) exceed 50 percent of the total Voting Interests or (ii) the principal amount of the MRI Note shall be less than the MRI Note Required Amount or (iii) the Transferor shall sell, transfer, assign, pledge, hypothecate, participate or otherwise convey or encumber the MRI Note and such action shall not be completely revoked or otherwise remedied within five days, or (iv) the Transferor shall permit to exist any Lien (other than a Permitted Lien) on the MRI Note not created with the Transferor's consent and such Lien shall not be completely removed, revoked or otherwise remedied within 30 days, then the "Class A Pay Down Period" shall commence without notice or any action on the part of the Trustee or the Class A Securityholder immediately upon the occurrence of such event and continue until the earlier of (i) the payment in full of the Class A Security and (ii) the Amortization Period Commencement Date.

          SECTION 9. SERIES 1998-1 TERMINATION. The right of the Series 1998-1 Securityholders to receive payments from the Trust will terminate on the first Business Day following the Series 1998-1 Termination Date unless such Series is an Affected Series as speci-


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

fied in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1998-1 Securityholders shall remain entitled to receive proceeds of such sale when such sale occurs.

          SECTION 9A. CLASS A PRE-PAYMENT. (a) During the Revolving Period (except for any portion of the Revolving Period during a Class A Pay Down Period), the Holder of the Exchangeable Transferor Security may specify upon an Exchange, pursuant to Section 6.9 of the Agreement, that the purchaser of a newly issued Series deposit payment therefor, in full or in part, in the Defeasance Account in an amount not to exceed the Class A Invested Amount on such date. On the Closing Date the Trustee shall, for the benefit of the Class A Securityholder, establish and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the "Defeasance Account"). Any amounts on deposit in the Defeasance Account on any Business Day shall be invested at the direction of the Servicer in Cash Equivalents which mature on the next succeeding Business Day. On each Business Day following a deposit of funds to the Defeasance Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1998-1 Finance Charge Collections.

               (b) Upon the direction of the Servicer any amounts, up to the Class A Invested Amount, on deposit in the Defeasance Account may, or upon the occurrence of a Pay Out Event the amount on deposit in the Defeasance Account shall, be deposited in the Principal Account for distribution on the next Business Day to be applied to the payment of Class A Principal. Such amounts shall be applied and paid in accordance with Sections 4.7, 4.12 and 5.1 of the Agreement. Subsequent to any reduction of the Class A Invested Amount as a result of payments pursuant to this Section 9A, the Class A Invested Amount may be increased pursuant to the terms and conditions set forth in Section 6.15 of the Agreement.

          SECTION 10. LEGENDS; TRANSFER AND EXCHANGE; RESTRICTIONS ON TRANSFER OF SERIES 1998-1 SECURITIES; TAX TREATMENT.


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

               (a) Each Class A Security shall bear a legend substantially in the following form:

          THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

               (b) Each Class A Security, Class B Security, Collateralized Trust Obligation and Class D Security shall bear a legend substantially in the following form:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
     SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE
     (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).


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

          Each Security Owner by virtue of its beneficial interest in the Class A Security, the Class B Securities or the Collateralized Trust Obligations, as applicable, shall be deemed to have made the representations and warranties stated in such legend.

          (c) Each Class B Security and each Collateralized Trust Obligation that is a Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend:

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          (d) Each Class B Security and each Collateralized Trust Obligation that is issued pursuant to Rule 144A shall bear the following legend:

          THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS


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

     BEING MADE IN RELIANCE ON RULE 144A OR (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY, UNLESS SUCH PERSON ACQUIRED THIS SECURITY IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          Each Class B Security and each Collateralized Trust Obligation that is issued pursuant to Regulation S shall bear the following legend:

          THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

               (e) Each Class D Security will bear a legend substantially in the following form:

          THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. METRIS RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS SECURITY UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR SECURITIES OR THE TAXABILITY (OR TAX CHAR-

     ACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

               (f) Upon surrender for registration of transfer of a Class B Security or Collateralized Trust Obligation at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class B Securityholder or CTO Securityholder, as applicable, substantially in the form attached as Exhibit D if the new purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Class B Securityholders or CTO Securityholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any printed on any definitive Class B Security or Collateralized Trust Obligation), executed by the registered owner, in person or by such Class B Securityholder's or CTO Securityholder's attorney thereunto duly authorized in writing, such Class B Security or Collateralized Trust Obligation shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Collateralized Trust Obligations of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Class B Securities or Collateralized Trust Obligations shall be subject to such restrictions as shall be set forth in the text of the Class B Securities or Collateralized Trust Obligations and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

               (g) Metris Receivables, Inc. shall be prohibited from transferring any interest in or portion of the Class D Security unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware


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

income tax characterization of any outstanding Series of Investor Securities or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall any interest in or portion of the Class D Security be transferred to MCI. As a condition to transfer of an interest in or portion of the Class D Security the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Securities are paid in full. The Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.

               (h) No transfer of a Class B Security, Collateralized Trust Obligation or Class D Security will be permitted to be made to a Benefit Plan unless such Benefit Plan, at its expense, delivers to the Trustee, the Servicer and the Transferor an opinion of counsel satisfactory to them to the effect that the purchase or holding of a Class B Security, Collateralized Trust Obligation or Class D Security by such Benefit Plan will not result in the assets of the Trust being deemed to be "assets of the Benefit Plan" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Transferor or the Servicer to any obligation in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring a Class B Security, Collateralized Trust Obligation or Class D Security or the beneficial ownership of a Class B Security, Collateralized Trust Obligation or Class D Security will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

               (i) The Class B Securityholders or CTO Securityholders shall comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Class B Securities or Collateral-ized Trust Obligations, except to the extent that a relevant taxing authority has disallowed such treatment.

               (j) In accordance with Section 6.2 of the Agreement, no sale, assignment, participation, pledge, hypothecation, transfer or other disposition (a "Transfer") of a Class A Security(or any interest therein) shall be made unless the Transferor shall have granted its prior consent thereto, which consent may not be unreasonably withheld; provided, however, that for purposes of this sentence, it shall in all cases be reasonable for the Transferor to withhold consent to such proposed sale, assignment, participation, pledge, hypothecation, transfer or other disposition of all or any part of a Class A Security (or any interest therein) if the transaction would, if effected, give rise to any adverse tax consequence or if such Transfer would create more than an insubstantial risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation, each as determined in the sole and absolute discretion of the Transferor; provided, further, that any attempted Transfer that would cause the number of Targeted Holders (as defined herein) to exceed one-hundred shall be void.

               (k) Each purchaser of an interest in a Class A Security (other than Metris Owner Trust) shall certify that it is a Person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a Person not described in (i) or (ii) whose ownership of the Class A Securities is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Internal Revenue Code) and whose ownership of any interest in a Class A Security will not result in any withholding obligation with respect to any payments with respect to the Class A Securities by any Person or (B) an estate the income of which is includible in gross income for United States federal income tax purposes or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. Each such purchaser shall agree that if they are a Person described in clause (A)(iii) above, they will furnish to the Person from whom they are acquiring a Class A Security, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee).

                   (l) Each purchaser of an interest in a Class A Security shall certify that if it is not created or organized under the laws of the United States or any State thereof (including the District of Columbia) it will, upon written notice by the Transferor that the Transferor intends, pursuant to
Section 1446 or other applicable section of the Internal Revenue Code, to withhold U.S. tax (a "Withholding Tax") from amounts paid or accruing hereunder to such purchaser (such determination being a "Withholding Event"), for tax years for which the purchaser has already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event, provide (A) a signed officer's certificate of such purchaser stating that amounts paid or accruing hereunder have been included in such purchaser's U.S. federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Transferor in asserting to the Internal Revenue Service the applicability of Section 1463 of the Internal Revenue Code with respect to any Withholding Tax for each such Prior Tax Year and (B) provide information to the Transferor or, at the option of such purchaser, to the Internal Revenue Service in support of the application of Section 1463 of the Internal Revenue Code for each such Prior Tax Year.

                   (m) Each purchaser of an interest in a Class A Security (other than Metris Owner Trust)shall certify that it is not and will not become a partnership, subchapter S corporation or grantor trust for United States federal income tax purposes for so long as such purchaser holds a beneficial interest in such Class A Security.

                   (n) Each purchaser of an interest in a Class A Security shall certify that it has neither acquired nor will it Transfer the Class A Security (or any interest therein) or cause the Class A Security (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code, and any treasury regulation thereunder, including, without limitation, an over-the- counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Internal Revenue Code and any treasury regulation thereunder, including a market wherein the Class A Securities (or any interest therein) are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to the Class A Securities (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. Such purchaser shall acknowledge that it is aware that the opinion of special tax counsel to the Transferor regarding the Trust's status is dependent in part on the accuracy of the preceding sentence.

                   (o) No subsequent transfer of a Class A Security is permitted unless (i) such transfer is of a Class A Security with a minimum principal amount of at least $500,000 and (ii) the condition specified in clause (j) above shall have been satisfied; provided, that any attempted transfer that would cause the number of Targeted Holders to exceed one-hundred shall be void.

              SECTION 11. RATIFICATION OF AGREEMENT. (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                   (b) For so long as any of the Class B Securities or the Collateralized Trust Obligations are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class B Securityholders or CTO Securityholders, as applicable, and to any prospective purchaser of Class B Securities or Collateralized Trust Obligations designated by such a Class B Securityholder or CTO Securityholder upon the request of such Class B Securityholder or CTO Securityholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

              SECTION 12. COUNTERPARTS. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

              SECTION 13. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

              SECTION 14. INSTRUCTIONS IN WRITING. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

              SECTION 15. AMENDMENTS. Solely with respect to any amendment pursuant to Section 13.1(b) of the Agreement and any consent required pursuant thereto from the Holders of Investor Securities of Series 1998-1, this Series Supplement and the Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Securities evidencing Undivided Interests aggregating (x) not less than 66 2/3% of the Invested Amount of the Series 1998-1 Securities and (y) not less than 51% of each of the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount to the extent that such classes would be adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or the Agreement or of modifying in any manner the rights of the Securityholders of any Class of the Series 1998-1 Securities then issued and outstanding; PROVIDED, HOWEVER, that no such amendment under this Section 15 shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Security of such Class without the consent of all of the related Investor Securityholders; (ii) change the definition of or the manner of calculating the interest of any Investor Security of such Class without the consent of the related Investor Securityholders or
(iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Securityholders.

              SECTION 16. INCREASED COSTS. (a) Notwithstanding any other provision herein, if after the Effective Date (as defined in the Liquidity Agreement), any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Class B Securityholder or CTO Securityholder that is a commercial bank or controlled by a commercial bank of the principal of or interest on any Class B Certificate or Collateralized Trust Obligation (other than changes in respect of taxes imposed on the overall net income of such Securityholder by the jurisdiction in which such Securityholder has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Securityholder, or shall impose on such Securityholder or the London interbank market any other condition affecting this Series Supplement or any Class B Certificate or Collateralized Trust Obligation owned by such Securityholder, and the result of any of the foregoing shall be to increase the cost to such Securityholder of holding any Class B Certificate or Collateralized Trust Obligation or to reduce the amount of any sum received or receivable by such Securityholder hereunder (whether of principal or interest) in respect thereof by an amount deemed by such Securityholder to be material, then the Trustee will pay to such Securityholder upon demand such additional amount or amounts as will compensate such Securityholder for such additional costs incurred or reduction suffered. Any Class B Securityholder or CTO Securityholder claiming any additional amounts payable pursuant to this Section 16 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Transferor or the Trustee or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any additional amount which may thereafter accrue and would not, in the sole determination of such Securityholder, be otherwise disadvantageous to such Securityholder.

                   (b) If any Class B Securityholder or CTO Securityholder that is a commercial bank or controlled by a commercial bank shall have determined that the adoption after the Effective Date (as defined in the Liquidity Agreement) of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any such Securityholder (or any lending office of such Securityholder) or any such Securityholder's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Securityholder's capital or on the capital of such Securityholder's holding company, if any, as a consequence of this Series Supplement or the Class B Certificates or Collateralized Trust Obligations owned by such Securityholder to a level below that which such Securityholder or such Securityholder's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Securityholder's policies and the policies of such Securityholder's holding company with respect to such capital adequacy) by an amount deemed by such Securityholder to be material, then from time to time the Trustee shall pay to such Securityholder such additional amount or amounts as will compensate such Securityholder or such Trustee's holding company for any such reduction suffered after the date hereof.

                   (c) A certificate of a Class B Securityholder or CTO Securityholder setting forth such amount or amounts, along with such Securityholder's method of computation of such amounts, as shall be necessary to compensate such Securityholder as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Trustee and shall be conclusive absent manifest error. The Trustee shall pay each Securityholder the amount shown as due on any such Security delivered by it no later than the Distribution Date immediately succeeding the date of delivery of such Security.

                   (d) Failure on the part of any eligible Class B Securityholder or CTO Securityholder to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Securityholder's right to demand compensation with respect to such period or any other period; PROVIDED, HOWEVER, that no Securityholder shall be entitled to compensation for any such increased costs or reductions unless it shall have submitted a certificate under paragraph (c) above with respect thereto not more than 90 days after the date that such Securityholder knows that such increased costs have been incurred or such reduction suffered. Notwithstanding any other provision of this Section 16, no Securityholder shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy of such Securityholder to demand such compensation in similar circumstances under comparable provisions of other credit agreements, and each Securityholder shall in good faith endeavor to allocate increased costs or reductions fairly among all of its affected commitments and credit extensions (whether or not it seeks compensation from all affected borrowers). The protection of this Section 16 shall be available to each Class B Securityholder or CTO Securityholder that is a commercial bank or controlled by a commercial bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                   (e) The amounts owing by the Trustee pursuant to this Section 16 shall be payable solely from amounts available therefor pursuant to subsections 4.9(a)(xvi) and (xvii) of the Agreement.

              SECTION 17. REPLACEMENT OF CERTAIN INVESTOR SECURITYHOLDERS. In the event that (i) a Class B

Securityholder or CTO Securityholder requests compensation pursuant to Section 16, (ii) a Holder of Investor Securities (a "Non-Consenting Holder") does not consent to an amendment, supplement, waiver or other modification with respect to this Series Supplement or to the Agreement, as provided in Section 15 within the time period specified for delivery of such consent pursuant to the documentation associated therewith and the amendment, supplement, waiver or other modification is not approved in accordance with said Section 15, or (iii) an Investor Securityholder fails to approve any Extension requested by the Transferor pursuant to Section 6.17 of the Agreement, the Transferor shall have the right to replace such Holder with a Person or Persons meeting the requirements of Section 10, by giving three Business Days prior written notice to the Trustee and such Holder, specifying the date on which such Holder's Securities shall be transferred; PROVIDED, HOWEVER that, (a) such transfer shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority, and (b) in the case of clause (ii) above, all Non-Consenting Holders with respect to any one proposed amendment, supplement, waiver or other modification or Extension must be concurrently replaced in accordance with this Section 17. In the event of the replacement of an Investor Securityholder, such Investor Securityholder agrees to assign, without recourse, its rights and obligations hereunder to a replacement Holder selected by the Transferor upon payment by the replacement Holder to such Investor Securityholder in immediately available funds of the principal amount of such Investor Securityholder's outstanding Securities and any interest accrued and unpaid thereon and all other amounts owing to such Investor Securityholder hereunder and to execute and/or deliver any certification or other document required to be delivered pursuant to Section 10.

              SECTION 18. MRI NOTE. The Transferor has received a note from Metris Companies Inc. in the amount of $33,000,000 (such note, together with any additional notes of Metris Companies Inc. held by the Transferor at any time other than a certain demand note in the amount of $10,000,000 issued on September 16, 1996, the "MRI Note"). The Transferor hereby agrees that at no time shall the principal amount of the MRI Note be less than $31,000,000 (the "MRI Note Required Amount"). The MRI

Note may not be sold, transferred, assigned, pledged, hypothecated, participated or otherwise conveyed or encumbered, nor may the Transferor grant any security interest in the MRI Note.

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1998-1 Supplement to be duly executed by their respective officers as of the day and year first above written.



                                       METRIS RECEIVABLES, INC.
                                          Transferor


                                       By:
                                          -----------------------
                                          Name:
                                          Title:



                                       DIRECT MERCHANTS CREDIT CARD BANK,
                                          NATIONAL ASSOCIATION
                                          Servicer


                                       By:
                                          -----------------------
                                          Name:
                                          Title:



                                       THE BANK OF NEW YORK (DELAWARE)
                                          Trustee


                                       By:
                                          -----------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT A-1


                       [FORM OF VARIABLE FUNDING SECURITY]

          THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FROTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
     Section 4975 (E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE
     (V) AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No.___                                                Percentage Interest: ___%

                               METRIS MASTER TRUST
                             VARIABLE FUNDING TRUST
                        SECURITY, SERIES 1998-1, CLASS A

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receivables generated or to be generated by Direct Merchants Credit Card Bank, National Association (the "Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

         (Not an interest in or a recourse obligation of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

         This certifies that _________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Metris Receivables, Inc., as Transferor (the "Transferor"), the Bank , as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-1 Supplement, dated as of July 30, 1998 (the "Series 1998-1 Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Section 3A of the Series 1998- 1 Supplement and Section 4.4 of the Agreement.

         This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is entitled the "Metris Master Trust Variable Funding Trust Security, Series 1998-1, Class A" (the "Class A Security"), and represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound. In the case of any conflict between terms specified in this Security and terms specified in the Agreement, the terms of the Agreement shall govern.

         The Transferor has structured the Agreement, the Class A Security, the Metris Master Trust Floating Rate Asset Backed Trust Securities, Series 1998-1, Class B (the "Class B Securities") and the Metris Master Trust Asset Backed Collateralized Trust Obligation, Series 1998-1 (the "Collateralized Trust Obligations") with the intention that the Class A Security, the Class B Securities and the Collateralized Trust Obligations will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Security (a "Class A Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class A Security for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

         Except in limited circumstance described in the third succeeding paragraph no principal will be payable to the Class A Securityholder before the first Business Day in the Amortization Period. No principal will be payable to the Class B Securityholders, or CTO Securityholders until all principal payments have been made to the Class A Securityholders. Except in connection with a payment of Class D Daily Principal, the Class D Security will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount have been paid in full.

         Upon issuance, the Class A Security represents the right to receive, on each Business Day, an amount equal to the lesser of (x) the Available Series 1998-1 Finance Charge Collections for such Business Day and (y) the sum of (A) the lesser of (I) the sum of (a) the Total Program Fees, and (b) the product of
(i) the Class A Interest Rate, (ii) a fraction the numerator of which is the actual number of days from and including the next preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal Amount as of the closed of business on the preceding

Business Day and (II) the product of (X) the greater of LIBOR as then in effect plus 0.675% per annum and 10% per annum and (Y) a fraction the numerator of which is the number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in the then current calendar year and (Z) the Class A Outstanding Principal Balance as of the close of business on the preceding Business Day plus (B) the excess, if any, of the amount payable to the Class A Securityholders pursuant to clause (A) on each prior Business Day over the amount which has been paid to the Class A Securityholders with respect thereto on each prior Business Day.

         Unless there is any Extension, on the earlier of the September 2001 Distribution Date and the Pay Out Commencement Date, interest and principal will be distributed to the Class A Securityholders on each Business Day prior to the Series Termination Date. If in accordance with Section 6.17 of the Agreement, the Transferor elects to issue an Extension Notice and the conditions precedent for Extension specified therein have been satisfied, no principal will be payable with respect to the Class A Security until the date specified in such Extension Notice or in the last of any subsequent Extension Notices. Interest for any Business Day due but not paid on any Business Day will be due on the next succeeding Business Day.

         On any Business Day during the Revolving Period, except during a Class A Pay Down Period, the Transferor may specify an amount, not to exceed the Net ABC Revolving Principal Collections, to be deposited into the Defeasance Account. Any amounts so deposited, shall be paid to the Class A Securityholder in accordance with Section 9A of the Agreement and upon payment shall reduce the Class A Invested Amount by an amount equal to any such payment. In addition the Transferor may specify, upon the issuance of a new Series pursuant to an Exchange made at any time during the Revolving Period, except during a Class A Pay Down Period, that the proceeds of such issuance be deposited into the Defeasance Account for payment to the Class A Securityholder pursuant to Section 9A of the Agreement. The Class A Invested Amount will be reduced by an amount equal to the amount of any such payments made.

         In addition, pursuant to Section 6.15 of the Agreement, the holders of this Security may from time to time be required, prior to the commencement of the Amortization Period for the Securities or the Class A Paydown Period, to purchase Additional Class A Invested Amounts on the terms and conditions specified therein. The holder of this Security is authorized to record on the grid attached to its Class A Security (or at such Securityholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each repayment thereof; PROVIDED that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Securityholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by such Securityholder.

         "CLASS A INVESTED AMOUNT" means, when used with respect to any Business Day, an amount equal to (a) the initial aggregate principal amount of the Class A Security, MINUS (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day MINUS (c) the aggregate amount of Class A Series Charge-Offs for all prior Distribution Dates, and PLUS
(d) the sum of the aggregate amount allocated with respect to Class A Series Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vii) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.14 of the Agreement for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) PLUS (e) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursuant to Section 6.15 of the Agreement.

         Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Security, which may be less than the unpaid balance of the Class A Security pursuant to the terms of the Agreement. All principal of and interest on the Class A Security is due and payable no later than August 20, 2005 (the "Series 1998-1 Termination Date"). After the Series 1998-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Security. In the event that the Class A Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested

Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Security, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the CTO Securityholders pro rata in final payment of the Collateralized Trust Obligations and finally to the Class D Securityholders pro rata in final payment of the Class D Security.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed under its official seal.


                                        METRIS RECEIVABLES, INC.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:


Dated:

                          CERTIFICATE OF AUTHENTICATION


         This is the Class A Security referred to in the within-mentioned Pooling and Servicing Agreement.


                                        THE BANK OF NEW YORK (DELAWARE)


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:


              Beginning                            Ending
              Principal                            Principal
 Date         Balance      Additions   Payments    Balance
 ----         ---------    ---------   --------    ---------

                                                                     Exhibit A-2



                       [FORM OF CLASS B INVESTOR SECURITY]


         [Each Class B Security that is a Class B Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend:]

               UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         [Each Class B Security that is issued pursuant to Rule 144A shall bear the following legend:]

               THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH

          CASE, THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY, UNLESS SUCH PERSON ACQUIRED THIS SECURITY IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

         [Each Class B Security that is issued pursuant to Regulation S shall bear the following legend:]

               THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         [Each Class B Security shall bear the following legends:]

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVI-

          SIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).


No.                                     Percentage Interest: ___%

                               METRIS MASTER TRUST
                        FLOATING RATE ASSET BACKED TRUST
                        SECURITY, SERIES 1998-1, CLASS B

              Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receivables generated or to be generated by Direct Merchants Credit Card Bank, National Association (the "Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

              (Not an interest in or a recourse obligation of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

              This certifies that _________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Metris Receivables, Inc., as Transferor (the "Transferor"), the Bank, as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-1 Supplement, dated as of July 30, 1998 (the "Series 1998-1 Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Section 3A of the Series 1998-1 Supplement and Section 4.4 of the Agreement.

              This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securi-ties entitled "Metris Master Trust Floating Rate Asset Backed Trust Securities, Series 1998-1, Class B" (the "Class B Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound. In the case of any conflict between terms specified in this Security and terms specified in the Agreement, the terms of the Agreement shall govern.

              The Transferor has structured the Agreement, the Class B Securities, the Metris Master Trust Variable Funding Trust Security, Series 1998-1, Class A (the "Class A Security") and the Metris Master Trust Asset Backed Collateralized Trust Obligations, Series 1998-1 (the "Collateralized Trust Obligations") with the intention that the Class A Security, the Class B Securities and the Collateralized Trust Obligations will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Security (a "Class B Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class B Security for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

              No principal will be payable to the Class B Securityholders until the Class B Principal Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date, on which the Class A Invested Amount had been paid in full. No principal will be payable to the Class B Securityholders until all principal payments have been made to the Class A Securityholders. No principal payments will be made to the CTO Securityholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full. Except in connection with a payment of Class D Daily Principal, the Class D Security will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount have been paid in full.

              Each Class B Security represents the right to receive interest at the rate of .__% per annum above LIBOR (as determined on the related LIBOR Determination Date, and such rate, as in effect from time to time, the "Class B Interest Rate" ) on the 20th day of each month after the issuance of the Class B Securities, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of
(a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class B Interest Rate and (c) the Class B Invested Amount as of the close of business on the first day of the related Interest Accrual Period; PROVIDED, HOWEVER, that with respect to any Distribution Date occurring in the Pre-Funding Period, the amount described in clause (c) above shall be the Class B Outstanding Principal Amount on the first day of the Pre-Funding Period.

              Interest for any Distribution Date will include accrued interest at the Class B Interest Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Interest Rate plus 2%.

              "CLASS B INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the initial aggregate principal amount of the Class B Securities, MINUS (b) the aggregate amount of principal payments made to Class B Securityholders prior to such Business Day, MINUS (c) the aggregate amount of Class B Series Charge-Offs for all prior Distribution Dates, MINUS (d) the aggregate amount of Redirected Class B Principal Collections for which neither the Class D Invested Amount nor the CTO Invested Amount has been reduced for all prior Business Days, and PLUS (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(x) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.14 of the

Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

              Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Security, which may be less than the unpaid balance of the Class B Security pursuant to the terms of the Agreement. All principal of and interest on the Class B Security is due and payable no later than August 20, 2005, unless a different date is set forth in the Extension Notice (the "Series 1998-1 Termination Date"). After the Series 1998-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Security. In the event that the Class B Invested Amount is greater than zero on the Series 1998-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Security, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the CTO Securityholders pro rata in final payment of the Collateralized Trust Obligations and finally to the Class D Securityholders pro rata in final payment of the Class D Security.

              Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

              IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed under its official seal.

                                        METRIS RECEIVABLES, INC.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:


Dated:


                          CERTIFICATE OF AUTHENTICATION


              This is one of the Class B Securities referred to in the within-mentioned Pooling and Servicing Agreement.


                                       THE BANK OF NEW YORK (DELAWARE)


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

                                                                     Exhibit A-3


                    [FORM OF COLLATERALIZED TRUST OBLIGATION]


              [Each Collateralized Trust Obligation that is a CTO Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend:]

               UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

              [Each Collateralized Trust Obligation that is issued pursuant to Rule 144A shall bear the following legend:]

               THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH

          CASE, THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY, UNLESS SUCH PERSON ACQUIRED THIS SECURITY IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

              [Each Collateralized Trust Obligation that is issued pursuant to Regulation S shall bear the following legend:]

               THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

              [Each Collateralized Trust Obligation shall bear the following legends:]

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVI-

          SIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No.                                     Percentage Interest: ___%

                               METRIS MASTER TRUST
                           FLOATING RATE ASSET BACKED
                 COLLATERALIZED TRUST OBLIGATIONS, SERIES 1998-1

              Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receivables generated or to be generated by Direct Merchants Credit Card Bank, National Association (the "Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

              (Not an interest in or a recourse obligation of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

              This certifies that _________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Metris Receivables, Inc., as Transferor (the "Transferor"), the Bank, as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-1 Supplement, dated as of July 30, 1998 (the "Series 1998-1 Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Section 3A of the Series 1998-1 Supplement and Section 4.4 of the Agreement.

              This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Metris Master Trust Floating Rate Asset Backed Collateralized Trust Obligations, Series 1998-1" (the "Collateralized Trust Obligations"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound. In the case of any conflict between terms specified in this Security and terms specified in the Agreement, the terms of the Agreement shall govern.

              The Transferor has structured the Agreement, the Collateralized Trust Obligations, the Metris Master Trust Variable Funding Trust Security, Series 1998-1, Class A (the "Class A Security") and the Metris Master Trust Asset Backed Trust Securities, Series 1998-1, Class B (the "Class B Securities") with the intention that the Class A Security, the Class B Securities and the Collateralized Trust Obligations will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Collateralized Trust Obligation (a "CTO Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Collateralized Trust Obligation for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

              No principal will be payable to the CTO Securityholders until the CTO Principal Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date, on which the Class B Invested Amount had been paid in full. No principal will be payable to the CTO Securityholders until all principal payments have been made to the Class B Securityholders. Except in connection with a payment of Class D Daily Principal, the Class D Security will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the CTO Invested Amount have been paid in full.

              Each Collateralized Trust Obligation represents the right to receive interest at the rate of .__% per annum above LIBOR (as determined on the related LIBOR Determination Date, and such rate, as in effect from time to time, the "CTO Security Rate" ) on the 20th day of each month after the issuance of the Collateralized Trust Obligations, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the CTO Security Rate and (c) the CTO Invested Amount as of the close of business on the first day of the related Interest Accrual Period; PROVIDED, HOWEVER, that with respect to any Distribution Date occurring in the Pre-Funding Period, the amount described in clause (c) above shall be the CTO Outstanding Principal Amount on the first day of the Pre-Funding Period.

              Interest for any Distribution Date will include accrued interest at the CTO Security Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the CTO Security Rate plus 2%.

              "CTO INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) the initial aggregate principal amount of the Collateralized Trust Obligations, MINUS (b) the aggregate amount of principal payments made to CTO Securityholders prior to such Business Day, MINUS
(c) the aggregate amount of CTO Series Charge-Offs for all prior Distribution Dates, MINUS (d) the aggregate amount of Redirected CTO Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days and PLUS (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), Section 4.14 and subsection 4.17(b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

              Subject to the Agreement, payments of principal are limited to the unpaid CTO Invested Amount of the Collateralized Trust Obligation, which may be less than the unpaid balance of the Collateralized Trust Obligation pursuant to the terms of the Agreement. All principal of and interest on the Collateralized Trust Obligation is due and payable no later than August 20, 2005 unless a different date is set forth in the Extension Notice (the "Series 1998- 1 Termination Date"). After the Series 1998-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Collateralized Trust Obligation. In the event that the CTO Invested Amount is greater than zero on the Series 1998- 1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Security, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the CTO Securityholders pro rata in final payment of the Collateralized Trust Obligations and finally to the Class D Securityholders pro rata in final payment of the Class D Security.

              Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

              IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed under its official seal.

                                        METRIS RECEIVABLES, INC.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:


Dated:

                          CERTIFICATE OF AUTHENTICATION


              This is one of the Collateralized Trust Obligations referred to in the within-mentioned Pooling and Servicing Agreement.


                                        THE BANK OF NEW YORK (DELAWARE)

                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

                                                                     Exhibit A-4


                       [FORM OF CLASS D INVESTOR SECURITY]

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. METRIS RECEIVABLES INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS SECURITY UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR SECURITIES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE,
(IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (IN-

CLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE
(V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).


No. ___                                                     $_________

                              METRIS MASTER TRUST
                        FLOATING RATE ASSET BACKED TRUST
                        SECURITY, SERIES 1998-1, CLASS D

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receivables generated or to be generated by Direct Merchants Credit Card Bank, National Association (the "Bank" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

         (Not an interest in or a recourse obligation of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

         This certifies that METRIS RECEIVABLES, INC. (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment or Series Supplement thereto) by and between Metris Receivables, Inc., as Transferor (the "Transferor"), the Bank, as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-1 Supplement, dated as of July 30, 1998 (the "Series 1998-1 Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Section 3A of the Series 1998-1 Supplement and Section 4.4 of the Agreement.

         This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agree-ment. This Security is one of a series of Securities entitled "Metris Master Trust Floating Rate Asset Backed Trust Securities, Series 1998-1, Class D" (the "Class D Security"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

         Metris Receivables, Inc. shall be prohibited from Transferring any interest in or portion of the Class D Security unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Security or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws.

         Except in connection with a payment of Class D Daily Principal, no principal will be payable to the Class D Securityholders until the Class D Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the CTO Invested Amount had been paid in full. No principal will be payable to the Class D Securityholders until all principal payments have first been made to the Class A Securityholders and then on and after the Class B Principal Payment Commencement Date, after all principal payments have been made to the Class B Securityholders and then on and after the CTO Principal Payment Commencement Date, after all payments have been made to the CTO Securityholders.

         Interest will not accrue on the unpaid principal amount of the Class D Security.

         "CLASS D INVESTED AMOUNT" shall mean, when used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class D Security the initial amount designated by the Transferor (which shall not be less than the Stated Class D Amount), PLUS (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section 6.16 of the Agreement,

MINUS (c) the aggregate amount of principal payments made to Class D Securityholders prior to such Business Day, MINUS (d) the aggregate amount of Class D Series Charge-Offs for all prior Distribution Dates, MINUS (e) the aggregate amount of Redirected Principal Collections for all prior Business Days, PLUS (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

         Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Security, which may be less than the unpaid balance of the Class D Security pursuant to the terms of the Agreement. All principal of and interest on the Class D Security is due and payable no later than August 20, 2005 (the "Series 1998-1 Termination Date"). After the Series 1998-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Collateralized Trust Obligations. In the event that the Class D Invested Amount is greater than zero on the Series 1998-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Security, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the CTO Securityholders pro rata in final payment of the Collateralized Trust Obligations and finally to the Class D Securityholders pro rata in final payment of the Class D Security.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed under its official seal.


                                   METRIS RECEIVABLES, INC.


                                   By:
                                      ------------------------
                                      Name:
                                      Title:


Dated:


                          CERTIFICATE OF AUTHENTICATION


         This is one of the Class D Security referred to in the within-mentioned Pooling and Servicing Agreement.


                                   THE BANK OF NEW YORK (DELAWARE)


                                   By:
                                      ------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT B

                                   [RESERVED]

                                                                       EXHIBIT C

                  [Form of Monthly Securityholders' Statement]

                                                                       EXHIBIT D

                                                                       EXHIBIT E


                            FORM OF EXTENSION NOTICE

                     METRIS CARD MASTER TRUST, SERIES 1998-1


         The undersigned, a duly authorized representative of Metris Receivables, Inc., a Delaware corporation (the "Transferor"), as Transferor pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of July 30, 1998 (the "Pooling and Servicing Agreement"), by and between the Transferor, as transferor, Direct Merchants Credit Card Bank, National Association, as servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee"), as supplemented by the Series 1998-1 Supplement, dated July 30, 1998 (the "Series 1998-1 Supplement"), by and between the Transferor, the Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-1 Supplement, or as the Pooling and Servicing Agreement may from time to time be amended, supplemented, or modified, the "Agreement"), does hereby notify the Trustee (or any successor Trustee) and the Investor Securityholders:

         A. Capitalized terms used but not defined in this Security shall have the respective meanings set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

         B. The undersigned is a [Vice President] or more senior officer of the Transferor who is duly authorized to execute and deliver this Security on behalf of the Transferor.

         C. This Certificate is being delivered pursuant to Section 6.17(a) of the Agreement.

         D. The Transferor is the Transferor under the Agreement.

         E. No Pay Out Event has occurred that has not been remedied pursuant to the provisions of the Agreement.

         F. The Certificate is being delivered to the Trustee on or before the date specified in subsection 6.17(a) for delivery.

         G. NOTIFICATION OF EXTENSION

         Pursuant to subsection 6.17(a) and in respect of [           ,    ]
(the "Current Extension Date"), the Transferor hereby notifies the Trustee and the Investor Securityholders of the Transferor's intention to extend the Revolving Period in respect of Series 1998-1 on the Current Extension Date pursuant to the provisions of Section 6.17, until the date set forth below (such extension, the "Extension").

         H. REQUIREMENTS TO COMPLETE EXTENSION

         (1) Annexed hereto is an election notice (an "Election Notice") to be returned by any Investor Securityholder electing to approve the Extension. No Extension shall occur unless Investor Securityholders holding at least more than fifty percent of each of the aggregate principal amount of Class A Security, Class B Securities, Collateralized Trust Obligations and Class D Security, respectively, shall return properly executed Election Notices approving the Extension by the Election Date (as defined below). Any Investor Securityholder electing to approve the Extension must deliver a properly executed Election Notice at the office of the Trustee, [ ] on or before 3:00 p.m., [ ] time, on [ , ] (the "Election Date"). Any Investor Securityholder may withdraw any Election Notice delivered by it to the Trustee by notifying the Trustee in writing at the address set forth in the previous sentence on or prior to the Election Date.

         (2) THE EXTENSION SHALL NOT OCCUR UNTIL PRIOR SATISFACTION OF CERTAIN CONDITIONS PRECEDENT BY THE CLOSE OF BUSINESS ON THE ELECTION DATE, INCLUDING THE APPROVAL OF SUCH EXTENSION BY THE INVESTOR SECURITYHOLDERS HOLDING THE REQUIRED AGGREGATE PRINCIPAL AMOUNT OF CLASS A SECURITY, CLASS B SECURITIES, COLLATERALIZED TRUST OBLIGATIONS AND CLASS D SECURITY, THAT NO PAY OUT EVENT SHALL HAVE OCCURRED AND BE CONTINUING, AND THAT CERTAIN LEGAL OPINIONS AND RATING AGENCY CONFIRMATIONS SHALL HAVE BEEN DELIVERED TO THE TRANSFEROR

AND THE TRUSTEE PURSUANT TO SECTION 6.17(b). THE TRANSFEROR MAY IN ITS SOLE DISCRETION WITHDRAW THIS EXTENSION NOTICE AT ANY TIME ON OR PRIOR TO THE ELECTION DATE BY DELIVERING NOTICE OF SUCH WITHDRAWAL IN WRITING TO THE TRUSTEE. IF ANY SUCH NOTICE OF WITHDRAWAL SHALL BE SO DELIVERED, NO EXTENSION SHALL OCCUR.

         I. NEW PROVISIONS TO BECOME EFFECTIVE ON THE EXTENSION DATE

         (1) The new Amortization Period Commencement Date shall be the earlier of (a) [ , ] or (b) the Pay Out Commencement Date.

         (2) The new Extension Date shall be [ , ].

         [(3) The new Scheduled Series 1998-1 Termination Date shall be [ , ].]

         (4) The new Class A Expected Payment Date is ______.

         (5) The new Class B Expected Payment Date is ______.

         (6) The new CTO Expected Payment Date is ______.

         [(7) The following are additional provisions that will apply to the Investor Securities on and after the Extension Date:

                               INSERT PROVISIONS]

                  J. Annexed hereto are the following:

                           (1) the form of Extension Tax Opinion.

                           (2) the form of Extension Opinion.

                           (3) the Election Notice.

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate
this [   ] day of [           ,    ].


                                   METRIS RECEIVABLES, INC.


                                   By:
                                      ------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT F


                FORM OF INVESTOR SECURITYHOLDER ELECTION NOTICE


[INSERT NAME
 AND ADDRESS OF TRUSTEE]


Re:  Metris Master Trust:
     Election Notice to Extend Series 1998-1
     ---------------------------------------


Ladies and Gentlemen:

         The undersigned hereby elects to approve the extension of the Revolving Period for Series 1998-1 until the Amortization Period Commencement
Date set forth in the Extension Notice dated [       ,     ] (the "Extension
Notice") and delivered to the undersigned pursuant Section 6.17(a) of the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998, including the Series 1998-1 Supplement thereto, dated as of July 30, 1998, each by and among Metris Receivables, Inc., as transferor, Direct Merchants Credit Card Bank, National Association, as servicer, and The Bank of New York (Delaware), as trustee (the "Pooling and Servicing Agreement"). The undersigned hereby acknowledges that, commencing on the Current Extension Date (as defined in the Extension Notice), the terms and provisions of the Pooling and Servicing Agreement shall be modified as set forth in the Extension Notice.

         IN WITNESS WHEREOF, the undersigned registered owner(s) has [have] executed this Election Notice as of the date set forth below.

Dated:


                                    Name(s):
                                    Address:
                                                        (Please Print)

                                    Signature(s):

                                                                       EXHIBIT G


                       FORM OF CLEARING SYSTEM CERTIFICATE

Metris Receivables, Inc.
600 South Highway 169
Suite 300
St. Louis Park, MN 55426

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711

         Re:  Metris Master Trust
              Series 1998-1
              -------------------

Ladies and Gentlemen:

         Reference is hereby made to the Amended and Restated Pooling and Servicing Agreement dated as of July 20, as supplemented by the Series 1998-1 Supplement thereto, dated July 30, 1998 (collectively, the "Pooling and Servicing Agreement"), each by and among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer and The Bank of New York (Delaware), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

         This is to certify that, based solely on certifications we have received in writing, by telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations"), as of the date hereof, $__________ principal amount of the Metris Master Trust, Series 1998-1, [Class B Securities/Collateralized Trust Obligations] (the "Securities") (i) is beneficially owned by persons that are not U.S. persons or (ii) is owned by U.S. persons who purchased the Securities in transactions that did not require registration under the United States Securities Act of 1933, as amended

(the "Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act.

         We further certify (i) that we are not making available herewith for exchange (or, if relevant, for the payment of interest on) any portion of the Temporary Regulation S Global Security excepted in such Member Organization certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, for the payment of interest on) are no longer true and cannot be relied upon at the date hereof.

                                                                       EXHIBIT H

                     FORM OF MEMBER ORGANIZATION CERTIFICATE

Metris Receivables, Inc.
600 South Highway 169
Suite 300
St. Louis Park, MN 55426

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711

         Re:  Metris Master Trust
              Series 1998-1
              -------------------

Ladies and Gentlemen:

         Reference is hereby made to the Amended and Restated Pooling and Servicing Agreement dated as of July 20, as supplemented by the Series 1998-1 Supplement thereto, dated July 30, 1998 (collectively, the "Pooling and Servicing Agreement"), each by and among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, N.A., as Servicer and The Bank of New York (Delaware) as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

         This is to certify that, as of the date hereof and except as set forth below, the Metris Master Trust, Series 1998-1, [Class B Securi-ties/Collateralized Trust Obligations] (the "Securities") held by you for our account (i) are beneficially owned by persons that are not U.S. persons or (ii) are owned by U.S. persons who purchased the Securities in transactions that did not require registration under the United States Securities Act of 1933, as amended (the "Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

         This certificate excepts and does not relate to U.S. $_______ in principal amount of Securities held by you for our account, in respect of which we are not able to certify beneficial ownership. We understand that exchange and delivery of beneficial interests in the Regulation S Global Security or Rule 144A Global Security cannot be made until we do so certify.

         We understand that this certificate is required in connection with certain securities and tax laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and Northern Mariana Islands) and other areas subject to its jurisdiction.

Dated:             , 199_(1)

                             Yours faithfully,

                             [Name of Person giving
                               the certificate]

                             By:
                                --------------------


------------------

(1) This certificate must be dated no earlier than 15 days prior to the Exchange Date.

                                                                       EXHIBIT I

                    FORM OF REGULATION S TRANSFER CERTIFICATE


Metris Receivables Inc.
600 South Highway 169
Suite 300
St. Louis Park, MN 55426

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711

Attention: Corporate Trust Division

         Re:  Metris Master Trust
              Series 1998-1
              -------------------

Ladies and Gentlemen:

         Reference is hereby made to the Amended and Restated Pooling and Servicing Agreement dated as of July 30, as supplemented by the Series 1998-1 Supplement thereto, dated July 30, 1998 (collectively, the "Pooling and Servicing Agreement") each by and among Metris Receivables, Inc. as Transferor, and Direct Merchants Credit Card Bank, N.A., as Servicer and The Bank of New York (Delaware), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

[NOTE: INSERT [A] FOR A TRANSFER PRIOR TO THE EXCHANGE DATE OF AN INTEREST IN A RULE 144A GLOBAL SECURITY TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL SECURITY. INSERT [B] FOR A TRANSFER ON OR AFTER THE EXCHANGE DATE OF AN INTEREST IN A RULE 144A GLOBAL SECURITY TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL SECURITY.]

         [A] This letter relates to U.S. $______ in principal amount of Metris Master Trust, Series 1998-1, [Class B Securities/Collateralized Trust

Obligations] (the "Securities") which are held as a beneficial interest in the Rule 144A Global Security (CUSIP No. ______) with DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in a Temporary Regulation S Global Security (CUSIP No. ______) to be held with [the Euroclear System] [Cedel Bank, Societe Anonyme] through DTC.

         [B] This letter relates to U.S. $_________ in principal amount of Metris Master Trust, Series 1998-1, [Class B Securities/Collateralized Trust Obligations] (the "Securities"), which are held as a beneficial interest in the Rule 144A Global Security (CUSIP No. ______) with DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest for an interest in a Regulation S Global Security (CUSIP No. ______) to be held with [the Euroclear System][Cedel Bank, Societe Anonyme] through DTC.

[NOTE: INSERT [C] IN ALL CASES UNLESS [D] IS INSERTED IN ACCORDANCE WITH THE NEXT SENTENCE. AT THE OPTION OF THE TRANSFEROR, [C] MAY BE INSERTED IN PLACE OF [D] ON AND AFTER THE EXCHANGE DATE IN CASES OF A TRANSFER INTO A REGULATION S GLOBAL SECURITY.]

         [C] In connection with such request and in respect of such Securities, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and such Securities and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

          (4) the offer of the Securities was not made to a Person in the United States,

          [(5) at the time the buy order was originated, the transferee was outside the United States, or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,](2)

          [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

          (6) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

          (7) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         [D] In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Securities, and that the Securities are being transferred in a transaction permitted by Rule 144A under the Securities Act.

         This certificate and the statements contained herein are made for the benefit of the Trustee and the benefit of the Transferor and the initial purchaser.

                           [Insert Name of Transferor]


                                  By:
                                     -----------------------
                                       Name:
                                       Title:


Dated:
        -----------------

-----------------

(2) Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

                                                                       EXHIBIT J


                     FORM OF RULE 144A TRANSFER CERTIFICATE


Metris Receivables
600 South Highway 169
Suite 300
St. Louis Park, MN 55426

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711

         Re:   Metris Master Trust
               Series 1998-1
               -------------------

Ladies and Gentlemen:

         Reference is hereby made to the Amended and Restated Pooling and Servicing Agreement, dated as of July 20, as supplemented by the Series 1998-1 Supplement thereto, dated July 30, 1998 (collectively, the "Pooling and Servicing Agreement"), each by and among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, N.A., as Servicer and The Bank of New York (Delaware), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.


[NOTE: INSERT [A] FOR A TRANSFER PRIOR TO THE EXCHANGE DATE OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL SECURITY TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL SECURITY. INSERT [B] FOR A TRANSFER AFTER THE EXCHANGE DATE OF AN INTEREST IN A REGULATION S GLOBAL SECURITY TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL SECURITY.]

         [A] This letter relates to U.S. $_______ in principal amount of Metris Master Trust, Series 1998-1, [Class B Securities/Collateralized Trust Obligations] (the "Securities") which are held in the form of a beneficial interest in the Temporary

Regulation S Global Security (CUSIP No. _________) with [The Euroclear System] [Cedel Bank, Societe Anonyme] (Common Code No. _______) through DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities for a beneficial interest in the Rule 144A Global Security (CUSIP No. _________) to be held with DTC in the name of [insert name of transferee].

         [B] This letter relates to U.S. $_______ in principal amount of Metris Master Trust, Series 1998-1, [Class B Securities/Collateralized Trust Obligations] (the "Securities") which are held in the form of a beneficial interest in the Regulation S Global Security (CUSIP No. _________) with [The Euroclear System] [Cedel Bank, Societe anonyme] (Common Code No. _______) through the DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities for a beneficial interest in the Rule 144A Global Security (CUSIP No. _________) to be held with the DTC in the name of [insert name of transferee].

         In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Securities and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and such transferee is aware that the sale to it is being made in reliance upon Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

         This certificate and the statements contained herein are made for the benefit of the Trustee, the benefit of the Transferor and the initial purchaser.

                                   [Insert Name of Transferor]



                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

Dated: ____________, ___